UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	PGIM Global High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2022

Date of reporting period:	7/31/2022

Item 1 – Reports to Stockholders

PGIM FIXED INCOME CLOSED-END FUNDS

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Fixed Income Closed-End Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Fixed Income Closed-End Funds

September 15, 2022

PGIM Fixed Income Closed-End Funds    3

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Performance Snapshot as of 7/31/22

Price Per Share

$13.08 Net Asset Value (NAV)

$11.98 (Market Price)

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Net Asset Value (NAV)	-14.90	2.78	3.91 (12/26/2012)

Market Price	-15.91	3.83	3.31 (12/26/2012)
Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index

	-11.65	1.57	3.89

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/22

Duration	4.6 years	Average Maturity	6.4 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

4    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index by portraying the initial account values at the commencement of operations (December 26, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds    5

PGIM Global High Yield Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	1.6

BBB	8.6

BB	40.6

B	30.4

CCC	13.6

CC	0.1

C	0.3

Not Rated	3.0

Cash/Cash Equivalents	1.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/22

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/22

$1.26	$0.105	10.52%

Yield at Market Price is the annualized rate determined by dividing the current monthly dividend paid per share by the market price per share as of July 31, 2022.

6    Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

PGIM Global High Yield Fund, Inc.

How did the Fund perform?

The PGIM Global High Yield Fund Inc.’s shares returned –15.91% based on market price and –14.90% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2022. For the same period, the Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) returned –11.65%.

What were the market conditions?

•

After posting gains in the latter part of 2021, high yield bonds recorded significant declines during the first seven months of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. In the second quarter of 2022, high yield bonds posted their worst quarterly performance since the first quarter of 2020 before rebounding significantly during July 2022, the last month of the reporting period.

•

Retail demand for high yield remained negative throughout much of the reporting period as a combination of slowing global growth and higher-than-expected inflation leading to increasingly hawkish central banks drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, coupon payments, and bonds that were upgraded to investment grade provided for a relatively solid technical backdrop.

•

After posting outflows of $14 billion during 2021, US high yield bond mutual funds saw nearly $41 billion of outflows during the first seven months of 2022. European high yield funds posted more than €10 billion in outflows through the first seven months of 2022.

•	Higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers as investors sought the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing a record $484 billion and €124 billion in US and European high yield bonds, respectively, during 2021, companies issued a mere $73 billion in the US and €32 billion in Europe through the first seven months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended at 1.09%, as of July 31, 2022, down from 1.17% the year before, and well below the long-term historical average of 3.20%, according to J.P. Morgan. The European high yield default rate ended at 0.4% as of July 31, 2022.

•	The emerging market debt sector posted negative total returns, and spreads widened over the period as markets were pressured by tightening financial conditions and

PGIM Fixed Income Closed-End Funds    7

Strategy and Performance Overview* (continued)

slowing growth in China and Europe, with spread differentiation remaining elevated, particularly among lower-rated issuers. Emerging market high yield corporate spreads widened over the period as Russia and Chinese property bonds continued to weigh on the market.

What worked?

•	Overall security selection was the largest positive contributor to returns over the period. Sector allocation also contributed to returns.

•

Within the North American region, overweight allocations, relative to the Index, to the upstream and midstream energy, electric utilities, and gaming/lodging/leisure industries added to returns. Within the European + Developed Markets region, overweight allocations to support services and telecom, along with an underweight allocation to oil & gas, each relative to the Index, were the largest positive contributors. Within emerging markets, underweight allocations to China and Ghana, along with an overweight allocation to Brazil, each relative to the Index, bolstered returns.

•

Within the North American region, the Fund’s overweight holdings, relative to the Index, in Chesapeake Energy Corporation (upstream energy) and Ferrellgas (midstream energy) were among the strongest contributors to performance. In the European + Developed Markets region, overweight positions relative to the Index, in La Financiere Atalian S.A. (support services) and Iliad Holding SASU (telecom) added value. In emerging markets, an underweight position, each relative to the Index, in Kaisa Group Holdings LTD. (other financial) contributed positively.

What didn’t work?

•

Having more beta in the portfolio, on average, over the period than the Index was the largest detractor from performance. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•

Although overall security selection and sector allocation were both positive, underweight allocations in the North American region to the media & entertainment and finance & insurance industries, along with an overweight allocation to healthcare & pharmaceuticals, each relative to the Index, detracted from results.

•

In the European + Developed Markets region, an underweight allocation to cable, along with overweight allocations to the food and financials industries, each relative to the Index, detracted from performance.

•	Within emerging markets, overweight allocations as compared to the Index to Ukraine, the Russian Federation, and Jamaica limited results.

•

Within the North American region, the Fund’s overweight positions relative to the Index in Diamond Sports Group LLC (media & entertainment) and Bausch Health Americas, Inc. (healthcare & pharmaceuticals) detracted from performance. In the European + Developed Markets region, overweight positions in Intelsat Jackson

8    Visit our website at pgim.com/investments

Holdings, Ltd. (cable) and Bellis Acquisition Company Plc (food) detracted. In emerging markets, an overweight position in Alfa Bond Issuance Plc (banking), as compared to the Index, limited results.

How did the Fund’s borrowing (leverage) strategy affect its performance and distributions?

While the Fund’s use of leverage detracted from the total return, the use of leverage remains accretive to the fund’s distributable income as the income of the securities purchased exceeded the cost of borrowing. As of July 31, 2022, the Fund had borrowed $89 million and was approximately 14.3% leveraged. During the fiscal year, the average amount of leverage used by the Fund was approximately 20.8%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2022, the tax character of dividends paid include an ordinary income distribution of $51,564,088 and no tax return of capital distribution, which had no material impact on the NAV during the reporting period.

Did the Fund use derivatives?

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions that were not denominated in US dollars. The derivatives helped immunize the Fund from any impact due to fluctuating currencies outside the US dollar and had a negative impact on performance. The Fund held positions in a credit default swap index (CDX) and total return swaps (TRS) to hedge credit risk and help manage the overall beta of the portfolio. Overall, the use of CDX and TRS contributed positively to performance.

Current outlook

•

PGIM Fixed Income continues to believe that most US high yield issuers will be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates high yield default rates to rise to 3% over the next 12 months and to 7% over the next 24 months should the economy follow its base-case scenario of a shallow recession induced by aggressive rate hikes and persistent inflation.

•

PGIM Fixed Income remains cautious on European high yield given the uncertain macroeconomic and inflation outlooks for the remainder of 2022 and into 2023 and believes that the risks of blockages of Russian gas heading into winter is not

PGIM Fixed Income Closed-End Funds    9

Strategy and Performance Overview* (continued)

adequately captured in current spread levels. That said, fundamentals are generally at a strong starting point and, due to a lack of near-term maturities, PGIM Fixed Income does not expect to see a material pickup in defaults in 2022 or 2023, even with the higher probability of a recession.

•

In emerging markets, conditions remain challenging, but valuations already reflect considerable risk. A moderation scenario—in which inflation recedes, and Chinese stimulus offsets slowing developed market growth—could boost the asset class. However, recession or stagflation scenarios would prove challenging, so being selective remains key. Despite resilient fundamentals, emerging market corporate margins are past their peaks. PGIM Fixed Income expects emerging market corporate high-yield default rates (ex-Russia, ex-China property) to increase from 1%-2% currently to trend levels of 3%-4%.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

10    Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index—The Bloomberg Global High Yield 2% Issuer Constrained (USD Hedged) Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 2% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “GHY,” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds    11

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income.

Performance Snapshot as of 7/31/22

Price per Share

$14.44 Net Asset Value (NAV)

$13.02 (Market Price)

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Ten Years (%)

Net Asset Value (NAV)	-9.23	4.39	5.06

Market Price	-12.48	5.00	4.12

Bloomberg US High Yield 1% Issuer Capped Index	-8.01	2.91	4.80

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/22

Duration	4.5 years	Average Maturity	5.4 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds of the Fund’s portfolio.

12    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Fixed Income Closed-End Funds    13

PGIM High Yield Bond Fund, Inc.

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	0.7

BBB	6.1

BB	45.5

B	27.5

CCC	9.0

CC	0.1

C	0.2

Not Rated	3.1

Cash/Cash Equivalents	7.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/22

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/22

$1.26	$0.105	9.68%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2022.

14    Visit our website at pgim.com/investments

Strategy and Performance Overview* (unaudited)

PGIM High Yield Bond Fund, Inc.

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s shares returned –12.48% based on market price and –9.23% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2022. For the same period, the Bloomberg US High Yield 1% Issuer Capped Index (the Index) returned –8.01%.

What were the market conditions?

•

After posting gains in the latter part of 2021, US high yield bonds recorded significant declines during the first seven months of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. In the second quarter of 2022, high yield bonds posted their worst quarterly performance since the first quarter of 2020 before rebounding during July 2022, the last month of the reporting period.

•

Retail demand for high yield remained negative throughout much of the reporting period as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, coupon payments, and bonds that were upgraded to investment grade provided for a relatively solid technical backdrop.

•

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first seven months of 2022. For the 12-month period, spreads on the Index widened 181 basis points (bps) to 469 bps as of July 31, 2022. (One basis point equals 0.01%.) By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers as investors sought the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing a record $484 billion in high yield bonds during 2021, companies issued a mere $72.8 billion through the first seven months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended at 1.09%, as of July 31, 2022, down from 1.17% the year before, and well below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

•

Overall security selection and sector allocation both added to performance during the period. Within security selection, selection in the upstream and midstream energy, technology, and gaming/lodging/leisure industries contributed the most.

PGIM Fixed Income Closed-End Funds    15

Strategy and Performance Overview* (continued)

•

Within sector allocation, overweight allocations to upstream energy, midstream energy, and electric utilities, along with an underweight to banking, relative to the Index, were the largest contributors to performance.

•

Among individual security selections, the Fund’s positioning in Chesapeake Energy Corporation (upstream energy), Ferrellgas (midstream energy), and Extraction Oil & Gas, Inc. (upstream energy), bolstered performance.

What didn’t work?

•	Having more beta in the portfolio, on average, than the Index was the largest detractor from performance during the period.

•	While overall security selection added to performance, selection in media & entertainment, cable & satellite, and telecom detracted from returns.

•

While overall sector allocation contributed positively, overweight allocations to healthcare & pharmaceuticals and building materials & home construction, along with an underweight allocation to downstream energy, each relative to the Index, detracted from performance.

•

In individual security selection, the Fund’s overweight holdings, relative to the Index, in Digicel Group Holdings Ltd. (telecom), Bausch Health Companies Inc. (healthcare & pharmaceutical), and Diamond Sports Group LLC (media & entertainment) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

While the Fund’s use of leverage detracted from the total return, the use of leverage remains accretive to the fund’s distributable income as the income of the securities purchased exceeded the cost of borrowing. As of July 31, 2022, the Fund had borrowed $120 million and was approximately 20.0% leveraged. During the fiscal year, the average amount of leverage used by the Fund was approximately 22.6%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the fiscal year ended July 31, 2022, the tax character of dividends paid include an ordinary income distribution of $35,564,527 and a tax return of capital distribution of $6,338,945 or 15.13% of the total distribution of $41,903,472 which had no material impact on the NAV during the reporting period.

16    Visit our website at pgim.com/investments

Did the Fund use derivatives?

The Fund held positions in a credit default swap index (CDX) and total return swaps (TRS) to hedge credit risk and help manage the overall beta of the portfolio. Overall, the use of CDX and TRS contributed positively to performance.

Current outlook

•

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. Most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now expects high yield default rates to rise to 3% over the next 12 months and to 7% over the next 24 months should the economy follow its base-case scenario of a shallow recession induced by aggressive rate hikes and persistent inflation.

•

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in, as of the end of the period, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected and/or the Fed engineers a soft landing, there is meaningful upside potential in the market, given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance risks and rewards.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Benchmark Definition

Bloomberg US High Yield 1% Issuer Capped Index—The Bloomberg US High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US non-investment-grade debt. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

PGIM Fixed Income Closed-End Funds    17

Strategy and Performance Overview* (continued)

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

18    Visit our website at pgim.com/investments

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation.

Performance Snapshot as of 7/31/22

Price per Share

$17.47 Net Asset Value (NAV)
$15.59 (Market Price)

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Since Inception (%)

Net Asset Value (NAV)	-5.98	-1.68 (11/25/2020)

Market Price	-13.84	-7.73 (11/25/2020)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	-4.03	0.45

Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 7/31/22

Duration	2.6 years	Average Maturity	3.3 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

PGIM Fixed Income Closed-End Funds    19

PGIM Short Duration High Yield Opportunities Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index by portraying the initial account values at the commencement of operations (November 25, 2020) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The Fund assumes an initial investment on November 25, 2020, while the benchmark and the Index assume that the initial investment occurred on November 30, 2020. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

20    Visit our website at pgim.com/investments

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	2.1

BBB	7.0

BB	36.9

B	39.9

CCC	3.3

Not Rated	0.5

Cash/Cash Equivalents	10.3

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 7/31/22

Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 7/31/22
$1.30	$0.108	8.31%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2022.

PGIM Fixed Income Closed-End Funds    21

Strategy and Performance Overview* (unaudited)

PGIM Short Duration High Yield Opportunities Fund

How did the Fund perform?

The PGIM Short Duration High Yield Opportunities Fund’s shares returned –13.84% based on market price and –5.98% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2022. For the same period, the Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) returned –4.03%.

What were the market conditions?

•

After posting gains in the latter part of 2021, US high yield bonds recorded significant declines during the first seven months of 2022 as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. In the second quarter of 2022, high yield bonds posted their worst quarterly performance since the first quarter of 2020 before rebounding during July 2022, the last month of the reporting period.

•

Retail demand for high yield remained negative throughout much of the reporting period as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity, combined with a high volume of calls, tenders, coupon payments, and bonds that were upgraded to investment grade provided for a relatively solid technical backdrop.

•

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first seven months of 2022. For the 12-month period, spreads on the Index widened 181 basis points (bps) to 469 bps as of July 31, 2022. (One basis point equals 0.01%.) By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers as investors sought the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing a record $484 billion in high yield bonds during 2021, companies issued a mere $72.8 billion through the first seven months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended at 1.09%, as of July 31, 2022, down from 1.17% the year before and well below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

•	Overall security selection added to performance during the period, with selection in telecom, technology, and gaming/lodging/leisure contributing the most.

22    Visit our website at pgim.com/investments

•

While overall sector allocation detracted from performance, overweight exposure to aerospace & defense, along with underweight positions in banking and retailers & restaurants, each relative to the Index, contributed positively.

•

Among individual security selections, the Fund’s positioning in Veon Ltd. (telecom), MGM China Holdings Limited (gaming/lodging/leisure), and Carnival Corporation & plc (gaming/lodging/leisure) bolstered returns.

•

Having more beta in the portfolio, on average, over the period than the Index enhanced performance. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

What didn’t work?

•	While overall security selection added to performance, selection in healthcare & pharmaceuticals, finance & insurance, and paper & packaging detracted from returns.

•

Within sector allocation, overweight allocations to telecom and healthcare & pharmaceuticals, along with an underweight allocation to upstream energy, each relative to the Index, detracted the most from performance.

•

In individual security selection, the Fund’s overweight holdings, relative to the Index, in Bausch Health Companies Inc. (healthcare & pharmaceutical), Heritage Power LLC (electric utilities), and P&L Development, LLC (healthcare & pharmaceuticals) detracted from performance.

How did the Fund’s borrowing (leverage) strategy affect its performance?

While the Fund’s use of leverage detracted from the total return, the use of leverage remains accretive to the fund’s distributable income as the income of the securities purchased exceeded the cost of borrowing. As of July 31, 2022, the Fund had borrowed $125 million and was approximately 23% leveraged. During the fiscal year, the average amount of leverage used by the Fund was approximately 22.7%.

What was the impact of the Fund’s distribution policy?

The Fund’s level distribution policy is utilized to maintain a relatively stable level of distributions to shareholders. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, PGIM Investments believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. For the period ended July 31, 2022, the tax character of dividends paid include an ordinary income distribution of $26,846,491 and a tax return of capital distribution of $5,129,790 or 16.04% of the total distribution of $31,976,281 which had no material impact on the NAV during the reporting period.

PGIM Fixed Income Closed-End Funds    23

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund held positions in a credit default swap index (CDX) and total return swaps (TRS) to hedge credit risk and help manage the overall beta of the portfolio. Overall, the use of CDX and TRS contributed positively to performance.

Current outlook

•

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. Most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates high yield default rates to rise to 3% over the next 12 months and to 7% over the next 24 months should the economy follow its base-case scenario of a shallow recession induced by aggressive rate hikes and persistent inflation.

•

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in as of the end of the period, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected and/or the Fed engineers a soft landing, there is meaningful upside potential in the market, given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance risks and rewards.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

24    Visit our website at pgim.com/investments

Benchmark Definition

Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index—The Bloomberg US 1-5 Year High Yield Ba/B 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of non-investment-grade debt in the United States, developed markets and emerging markets. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded on the New York Stock Exchange (NYSE) under the symbol “SDHY” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XSDHX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

PGIM Fixed Income Closed-End Funds    25

Glossary

The following abbreviations are used in the Funds’ descriptions:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CVR—Contingent Value Rights

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

T—Swap payment upon termination

PGIM Global High Yield Fund, Inc.

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 112.8%

ASSET-BACKED SECURITIES 1.9%

Cayman Islands

Atlas Static Senior Loan Fund Ltd.,
Series 2022-01A, Class A, 144A	— %(p)	07/15/30		5,250	$5,223,750
Madison Park Funding Ltd.,
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	3.672(c)	10/21/30		2,500	2,452,329
Neuberger Berman CLO Ltd.,
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	3.789(c)	04/22/29		2,488	2,450,871

TOTAL ASSET-BACKED SECURITIES (cost $10,144,420)					10,126,950

BANK LOANS 5.2%

Germany 0.4%

Speedster Bidco GmbH,
Second Lien Term Loan, 3 Month EURIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.000(c)	03/31/28	EUR	2,075	1,878,634

Luxembourg 0.2%

Intelsat Jackson Holdings SA,
Term B Loan, 6 Month SOFR + 4.250%	4.920(c)	02/01/29		1,359	1,284,054

Saint Lucia 0.4%

Digicel International Finance Ltd.,
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	5.622(c)	05/27/24		2,430	2,195,989

United Kingdom 2.1%

CD&R Firefly Bidco Ltd.,
Initial Term Loan, SONIA + 8.356%^	9.046(c)	06/19/26	GBP	4,500	4,932,090
Constellation Automotive Group Ltd.,
Facility 1 Loan, SONIA + 7.500%	7.944(c)	07/27/29	GBP	3,000	3,256,093

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

United Kingdom (cont’d.)

EG America LLC,
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	6.500%(c)	03/31/26		408	$386,630
EG Group Ltd.,
Additional Second Lien Loan Facility, 3 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)	7.000(c)	04/30/27	EUR	2,800	2,418,170

					10,992,983

United States 2.1%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	11.455(c)	11/01/25		3,610	3,805,543
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 1 Month LIBOR + 6.250%	8.622(c)	03/28/24		772	764,344
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	9.786(c)	05/25/26		261	246,342
Second Lien Term Loan, 1 Month SOFR + 3.250%	5.036(c)	08/24/26		267	53,606
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	8.489(c)	06/13/25		1,175	1,031,482
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	6.122(c)	03/06/28		1,477	1,348,296
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	8.806(c)	07/30/26		2,469	963,142
MLN U.S. HoldCo., LLC,
Term Loan	— (p)	11/30/25		62	38,897
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	7.050(c)	07/14/28		1,507	1,420,431
Stonegate Pub Co. Ltd.,
Second Lien Delayed Draw Term Loan, 6 Month LIBOR + 8.500%	9.716(c)	03/06/28	GBP	1,550	1,691,753
TPC Group, Inc.,
Term Loan, CME Term SOFR + 10.000%^	11.800(c)	05/31/23		124	123,798

					11,487,634

TOTAL BANK LOANS (cost $33,396,367)					27,839,294

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    29

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CONVERTIBLE BONDS 0.5%

Jamaica 0.0%

Digicel Group Holdings Ltd.,
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A	7.000%	08/15/22(oo)		42	$20,029

Spain 0.5%

Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN, Series CLNX	0.750	11/20/31	EUR	3,400	2,754,938

TOTAL CONVERTIBLE BONDS (cost $3,876,569)					2,774,967

CORPORATE BONDS 86.1%

Argentina 0.1%

YPF SA,
Sr. Unsec’d. Notes, 144A	8.500	03/23/25		347	250,195
Sr. Unsec’d. Notes, 144A	8.500	07/28/25		300	189,180

					439,375

Australia 0.1%

FMG Resources August 2006 Pty Ltd.,
Sr. Unsec’d. Notes, 144A	6.125	04/15/32		725	687,844

Bahrain 0.1%

Oil & Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes, 144A(aa)	7.625	11/07/24		380	383,515

Belarus 0.0%

Development Bank of the Republic of Belarus JSC,
Sr. Unsec’d. Notes, 144A	6.750	05/02/24(d)		850	89,250

Brazil 3.6%

Banco do Brasil SA,
Sr. Unsec’d. Notes, 144A(aa)	4.875	01/11/29		1,250	1,162,500
Banco Votorantim SA,
Sr. Unsec’d. Notes, 144A, MTN(aa)	4.500	09/24/24		1,120	1,103,410
Embraer Netherlands Finance BV,
Gtd. Notes, 144A(aa)	6.950	01/17/28		2,055	2,057,569

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil (cont’d.)

Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875%	01/22/30	1,000	$799,562
JSM Global Sarl,
Gtd. Notes	4.750	10/20/30	1,600	1,232,800
Light Servicos de Eletricidade SA/Light Energia SA,
Gtd. Notes, 144A(aa)	4.375	06/18/26	1,500	1,311,844
MARB BondCo PLC,
Gtd. Notes, 144A(aa)	3.950	01/29/31	1,330	1,080,874
MercadoLibre, Inc.,
Gtd. Notes	3.125	01/14/31	1,326	1,023,475
NBM US Holdings, Inc.,
Gtd. Notes, 144A(aa)	7.000	05/14/26	1,000	1,005,252
Petrobras Global Finance BV,
Gtd. Notes	5.600	01/03/31	4,980	4,858,612
Gtd. Notes	5.999	01/27/28	1,100	1,124,695
Gtd. Notes	6.900	03/19/49	1,440	1,368,270
Gtd. Notes	7.375	01/17/27	1,240	1,344,470

				19,473,333

Canada 3.6%

1011778 BC ULC/New Red Finance, Inc.,
Sec’d. Notes, 144A(aa)	4.000	10/15/30	825	719,812
Athabasca Oil Corp.,
Sec’d. Notes, 144A(aa)	9.750	11/01/26	1,819	1,850,832
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,250	1,078,500
Sr. Unsec’d. Notes, 144A(aa)	7.125	06/15/26	1,075	998,030
Sr. Unsec’d. Notes, 144A(aa)	7.500	12/01/24	3,139	3,076,220
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	239	236,311
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27	2,575	2,372,219
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,275	975,375
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	475	375,250
GFL Environmental, Inc.,
Gtd. Notes, 144A	4.375	08/15/29	700	624,750
Hudbay Minerals, Inc.,
Gtd. Notes, 144A(aa)	6.125	04/01/29	685	530,875

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    31

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Canada (cont’d.)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.,
Sr. Sec’d. Notes, 144A	5.000%	12/31/26	200	$171,000
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	825	662,228
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	225	197,438
MEG Energy Corp.,
Gtd. Notes, 144A	5.875	02/01/29	675	648,000
Gtd. Notes, 144A(aa)	7.125	02/01/27	1,027	1,061,959
New Gold, Inc.,
Gtd. Notes, 144A(aa)	7.500	07/15/27	1,010	790,325
Parkland Corp.,
Gtd. Notes, 144A(aa)	4.500	10/01/29	1,625	1,426,539
Precision Drilling Corp.,
Gtd. Notes, 144A	6.875	01/15/29	250	223,750
Gtd. Notes, 144A(aa)	7.125	01/15/26	1,150	1,075,250
Superior Plus LP/Superior General Partner, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	425	391,000

				19,485,663

Chile 0.4%

Mercury Chile Holdco LLC,
Sr. Sec’d. Notes, 144A	6.500	01/24/27	1,000	880,600
VTR Comunicaciones SpA,
Sr. Sec’d. Notes	4.375	04/15/29	1,000	620,000
VTR Finance NV,
Sr. Unsec’d. Notes, 144A	6.375	07/15/28	705	432,606

				1,933,206

China 0.4%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	1,120	302,400
China Hongqiao Group Ltd.,
Gtd. Notes	6.250	06/08/24	1,100	951,362
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25(d)	650	71,500
Sr. Sec’d. Notes	6.500	01/26/26(d)	770	84,700
Sr. Sec’d. Notes	7.250	06/14/22(d)	365	45,625

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China (cont’d.)

West China Cement Ltd.,
Gtd. Notes	4.950%	07/08/26		1,143	$811,530
Yuzhou Group Holdings Co. Ltd.,
Sr. Sec’d. Notes	7.700	02/20/25(d)		900	63,000
Sr. Sec’d. Notes	8.500	02/26/24(d)		400	28,000

					2,358,117

Colombia 1.0%

AI Candelaria Spain SA,
Sr. Sec’d. Notes, 144A (original cost $1,408,400; purchased 05/10/21 - 01/04/22)(f)	5.750	06/15/33		1,440	1,072,800
Ecopetrol SA,
Sr. Unsec’d. Notes	4.625	11/02/31		500	408,750
Sr. Unsec’d. Notes	5.375	06/26/26		975	940,144
Sr. Unsec’d. Notes(aa)	6.875	04/29/30		1,400	1,330,420
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31		700	574,787
SierraCol Energy Andina LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/28		1,700	1,228,516

					5,555,417

Costa Rica 0.1%

Autopistas del Sol SA,
Sr. Sec’d. Notes	7.375	12/30/30		319	297,672
Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750	10/07/31		270	252,163

					549,835

Czech Republic 0.1%

Energo-Pro A/S,
Sr. Unsec’d. Notes, 144A	8.500	02/04/27		700	661,500

France 2.4%

Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, EMTN	3.580	02/07/25	EUR	3,500	2,603,432
Iliad Holding SASU,
Sr. Sec’d. Notes, 144A(aa)	5.625	10/15/28	EUR	3,850	3,696,458

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    33

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)

La Financiere Atalian SASU,
Gtd. Notes(aa)	4.000%	05/15/24	EUR	3,400	$3,347,262
Gtd. Notes(aa)	5.125	05/15/25	EUR	1,375	1,357,749
Loxam SAS,
Sr. Sub. Notes, 144A	4.500	04/15/27	EUR	995	824,770
Midco GB SASU,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	11/01/27	EUR	1,050	1,036,216

					12,865,887

Germany 1.3%

Douglas GmbH,
Sr. Sec’d. Notes, 144A(aa)	6.000	04/08/26	EUR	1,400	1,198,053
Kirk Beauty SUN GmbH,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%	8.250	10/01/26	EUR	3,063	1,945,356
Nidda BondCo GmbH,
Gtd. Notes	5.000	09/30/25	EUR	2,068	1,779,545
TK Elevator Holdco GmbH,
Sr. Unsec’d. Notes, 144A(aa)	6.625	07/15/28	EUR	810	723,400
Wintershall Dea Finance 2 BV,
Gtd. Notes(aa)	3.000(ff)	07/20/28(oo)	EUR	1,900	1,492,270

					7,138,624

Ghana 0.3%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A(aa)	10.250	05/15/26		1,915	1,780,950

Guatemala 0.1%

CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		660	578,160

India 2.0%

ABJA Investment Co. Pte Ltd.,
Gtd. Notes(aa)	5.950	07/31/24		651	655,883
Clean Renewable Power Mauritius Pte Ltd.,
Sr. Sec’d. Notes, 144A	4.250	03/25/27		1,299	1,038,800

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

India (cont’d.)

Delhi International Airport Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.450%	06/04/29		905	$733,050
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes(aa)	4.250	10/27/27		1,460	1,208,880
Greenko Investment Co.,
Sr. Sec’d. Notes	4.875	08/16/23		1,000	968,937
HDFC Bank Ltd.,
Jr. Sub. Notes, 144A(aa)	3.700(ff)	08/25/26(oo)		2,135	1,809,412
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes(aa)	5.250	04/28/27		2,000	1,750,000
India Cleantech Energy,
Sec’d. Notes	4.700	08/10/26		827	690,942
Periama Holdings LLC,
Gtd. Notes	5.950	04/19/26		770	715,138
Vedanta Resources Finance II PLC,
Gtd. Notes	13.875	01/21/24		1,250	1,074,453

					10,645,495

Israel 0.5%

Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.375	03/30/28		1,465	1,289,200
Sr. Sec’d. Notes, 144A	5.875	03/30/31		500	427,500
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A(aa)	6.750	06/30/30		1,110	1,031,993

					2,748,693

Italy 0.5%

Castor SpA,
Sr. Sec’d. Notes, 144A(aa)	6.000	02/15/29	EUR	2,650	2,427,850

Jamaica 1.4%

Digicel Group Holdings Ltd.,
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25		247	163,005
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		174	120,070

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    35

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Jamaica (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd., (cont’d.)
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000%	12/31/25		836	$700,164
Sr. Sec’d. Notes, 144A	8.750	05/25/24		3,100	2,910,706
Sr. Sec’d. Notes, 144A	8.750	05/25/24		436	407,783
Digicel Ltd.,
Gtd. Notes, 144A	6.750	03/01/23		5,020	3,162,600

					7,464,328

Japan 0.2%

SoftBank Group Corp.,
Sr. Unsec’d. Notes(aa)	3.875	07/06/32	EUR	1,400	1,037,381

Kuwait 0.2%

Kuwait Projects Co. SPC Ltd.,
Gtd. Notes	4.229	10/29/26		925	745,087
Gtd. Notes, EMTN	4.500	02/23/27		200	155,475

					900,562

Luxembourg 2.2%

Altice France Holding SA,
Gtd. Notes	4.000	02/15/28	EUR	1,400	1,067,226
Sr. Sec’d. Notes	8.000	05/15/27	EUR	4,966	4,411,856
Codere New Holdco SA,
Sr. Sec’d. Notes, 144A, Cash coupon N/A or PIK 7.500%	7.500	11/30/27(d)	EUR	984	816,691
Galapagos SA,
Sr. Sec’d. Notes	0.000(cc)	06/15/21(d)	EUR	315	1,608
Intelsat Jackson Holdings SA,
Gtd. Notes^	5.500	08/01/23(d)		2,085	2
Gtd. Notes, 144A^	9.750	07/15/25(d)		3,355	3
LHMC Finco 2 Sarl,
Sr. Sec’d. Notes, Cash coupon 7.250% or PIK 8.000%	7.250	10/02/25	EUR	2,184	1,901,398

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Luxembourg (cont’d.)

Monitchem HoldCo 2 SA,
Gtd. Notes	9.500%	09/15/26	EUR	545	$519,778
Gtd. Notes, 144A	9.500	09/15/26	EUR	3,000	2,861,163

					11,579,725

Macau 0.4%

MGM China Holdings Ltd.,
Sr. Unsec’d. Notes, 144A	4.750	02/01/27		525	405,941
Sr. Unsec’d. Notes, 144A	5.250	06/18/25		325	273,873
Wynn Macau Ltd.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/29		1,000	747,500
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		1,000	810,000

					2,237,314

Malaysia 0.3%

Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27		1,889	1,673,300

Mexico 5.0%

Banco Mercantil del Norte SA,
Jr. Sub. Notes	7.500(ff)	06/27/29(oo)		600	538,238
Jr. Sub. Notes, 144A(aa)	6.625(ff)	01/24/32(oo)		1,485	1,201,736
Braskem Idesa SAPI,
Sr. Sec’d. Notes, 144A(aa)	7.450	11/15/29		1,250	1,137,500
Cemex SAB de CV,
Gtd. Notes	5.450	11/19/29		930	853,275
Comision Federal de Electricidad,
Gtd. Notes, 144A	4.688	05/15/29		605	558,037
Electricidad Firme de Mexico Holdings SA de CV,
Sr. Sec’d. Notes, 144A	4.900	11/20/26		1,000	787,375
FEL Energy VI Sarl,
Sr. Sec’d. Notes, 144A	5.750	12/01/40		1,870	1,346,147
Mexico City Airport Trust,
Sr. Sec’d. Notes(aa)	3.875	04/30/28		2,230	1,988,603
Sr. Sec’d. Notes	5.500	07/31/47		670	509,665
Nemak SAB de CV,
Sr. Unsec’d. Notes, 144A	3.625	06/28/31		1,230	950,175

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    37

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

Petroleos Mexicanos,
Gtd. Notes(aa)	5.350%	02/12/28		2,500	$2,083,750
Gtd. Notes(aa)	6.490	01/23/27		3,758	3,400,520
Gtd. Notes(aa)	6.500	03/13/27		2,720	2,457,248
Gtd. Notes(aa)	6.500	06/02/41		2,100	1,427,475
Gtd. Notes, EMTN(aa)	2.750	04/21/27	EUR	1,915	1,525,168
Gtd. Notes, MTN(aa)	6.750	09/21/47		1,825	1,237,806
Gtd. Notes, MTN(aa)	6.875	08/04/26		3,200	3,049,280
Total Play Telecomunicaciones SA de CV,
Gtd. Notes, 144A	6.375	09/20/28		910	708,344
Sr. Unsec’d. Notes, 144A(aa)	7.500	11/12/25		1,355	1,163,606

					26,923,948

Morocco 0.1%

OCP SA,
Sr. Unsec’d. Notes	6.875	04/25/44		280	238,578
Sr. Unsec’d. Notes, 144A	3.750	06/23/31		200	166,750

					405,328

Netherlands 1.1%

United Group BV,
Sr. Sec’d. Notes(aa)	3.125	02/15/26	EUR	2,900	2,479,961
Sr. Sec’d. Notes, 144A(aa)	3.125	02/15/26	EUR	850	726,885
VEON Holdings BV,
Sr. Unsec’d. Notes, 144A(aa)	3.375	11/25/27		1,220	547,323
WP/AP Telecom Holdings III BV,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	EUR	2,450	2,148,301

					5,902,470

Nigeria 0.1%

IHS Holding Ltd.,
Gtd. Notes, 144A	6.250	11/29/28		645	525,675

Oman 0.1%

Oztel Holdings SPC Ltd.,
Sr. Sec’d. Notes	6.625	04/24/28		500	509,938

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Panama 0.1%

AES Panama Generation Holdings SRL,
Sr. Sec’d. Notes, 144A	4.375%	05/31/30	385	$315,050

Peru 0.5%

Inkia Energy Ltd.,
Sr. Unsec’d. Notes	5.875	11/09/27	1,000	913,312
InRetail Consumer,
Sr. Sec’d. Notes	3.250	03/22/28	800	661,400
Kallpa Generacion SA,
Gtd. Notes(aa)	4.125	08/16/27	1,000	917,375

				2,492,087

Russia 0.1%

Alfa Bank AO Via Alfa Bond Issuance PLC,
Sub. Notes	5.950	04/15/30	1,500	127,500
Sub. Notes, 144A	5.950	04/15/30	985	83,725
Hacienda Investments Ltd. Via DME Airport DAC,
Sr. Unsec’d. Notes, 144A(aa)	5.350	02/08/28	1,686	168,600
Sovcombank Via SovCom Capital DAC,
Jr. Sub. Notes, 144A	7.600	02/17/27(oo)	1,500	30,000

				409,825

Saudi Arabia 0.3%

Arabian Centres Sukuk Ltd.,
Gtd. Notes, 144A	5.375	11/26/24	1,635	1,546,914

South Africa 1.6%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN(aa)	6.350	08/10/28	2,080	1,977,950
Sr. Unsec’d. Notes(aa)	7.125	02/11/25	1,270	1,181,735
Sr. Unsec’d. Notes, EMTN(aa)	6.750	08/06/23	1,580	1,564,496
Sr. Unsec’d. Notes, MTN(aa)	8.450	08/10/28	1,240	1,100,500
Sasol Financing USA LLC,
Gtd. Notes(aa)	4.375	09/18/26	790	730,203
Gtd. Notes(aa)	5.875	03/27/24	1,930	1,920,350

				8,475,234

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    39

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Spain 1.1%

Cirsa Finance International Sarl,
Sr. Sec’d. Notes	6.250%	12/20/23	EUR	1,698	$1,657,679
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, Cash coupon 2.000% and PIK 10.750%	12.750	11/30/27(d)	EUR	639	579,278
Sr. Sec’d. Notes, 144A, Cash coupon 2.000% and PIK 11.625%	13.625	11/30/27(d)		212	190,783
Kaixo Bondco Telecom SA,
Sr. Sec’d. Notes, 144A(aa)	5.125	09/30/29	EUR	3,650	3,220,255

					5,647,995

Sweden 0.5%

Preem Holdings AB,
Sr. Unsec’d. Notes, 144A(aa)	12.000	06/30/27	EUR	2,800	2,921,067

Switzerland 0.1%

VistaJet Malta Finance PLC/XO Management Holding, Inc.,
Sr. Unsec’d. Notes, 144A	7.875	05/01/27		625	575,000

Thailand 0.5%

Bangkok Bank PCL,
Jr. Sub. Notes, 144A, MTN(aa)	5.000(ff)	09/23/25(oo)		3,016	2,803,560

Turkey 0.9%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A	7.750	02/02/27		1,140	778,620
Eldorado Gold Corp.,
Sr. Unsec’d. Notes, 144A(aa)	6.250	09/01/29		1,900	1,527,719
KOC Holding A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.500	03/11/25		2,000	1,807,250
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A(aa)	6.000	01/23/25		700	610,225

					4,723,814

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Ukraine 0.1%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes(aa)	7.125%	07/19/24	EUR	1,035	$207,598
Sr. Unsec’d. Notes	7.625	11/08/26		830	167,452

					375,050

United Kingdom 6.4%

Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A(aa)	3.250	02/16/26	GBP	1,700	1,679,672
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A(aa)	4.000	02/16/27	GBP	3,300	2,756,267
Bracken MidCo1 PLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 6.750% or PIK 7.500%(aa)	6.750	11/01/27	GBP	3,975	4,107,381
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A(aa)	4.375	02/07/25	EUR	3,900	3,647,969
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,750	1,708,963
Jerrold Finco PLC,
Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/26	GBP	2,250	2,350,470
Sr. Sec’d. Notes, 144A(aa)	5.250	01/15/27	GBP	1,325	1,351,377
Market Bidco Finco PLC,
Sr. Sec’d. Notes, 144A(aa)	5.500	11/04/27	GBP	2,500	2,542,157
Motion Bondco DAC,
Gtd. Notes, 144A(aa)	6.625	11/15/27		700	560,000
Saga PLC,
Gtd. Notes(aa)	5.500	07/15/26	GBP	2,500	2,553,194
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/15/26	GBP	3,050	2,973,610
TalkTalk Telecom Group Ltd.,
Gtd. Notes(aa)	3.875	02/20/25	GBP	2,600	2,788,274
Very Group Funding PLC (The),
Sr. Sec’d. Notes, 144A(aa)	6.500	08/01/26	GBP	3,275	3,112,864
Zenith Finco PLC,
Sr. Sec’d. Notes, 144A(aa)	6.500	06/30/27	GBP	2,250	2,205,028

					34,337,226

United States 45.6%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29		400	348,649

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    41

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

AdaptHealth LLC,
Gtd. Notes, 144A	4.625%	08/01/29		625	$557,288
Gtd. Notes, 144A	5.125	03/01/30		375	344,596
Gtd. Notes, 144A(aa)	6.125	08/01/28		655	626,018
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A(aa)	8.250	02/15/26		1,175	1,213,219
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26		1,740	1,687,624
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		650	505,154
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27		3,150	2,884,489
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A(aa)	3.625	06/01/28	EUR	3,225	2,729,180
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		600	503,355
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^(aa)	7.875	12/15/24(d)		6,450	43,860
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26		662	524,588
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	04/20/29		1,850	1,766,750
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	6.250	03/15/26		1,218	1,153,909
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	05/20/27		2,175	2,190,425
Sr. Unsec’d. Notes	5.875	08/20/26		1,150	1,164,609
Amsted Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30		1,475	1,312,288
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29		225	218,177
Gtd. Notes, 144A(aa)	5.750	01/15/28		2,750	2,702,253
Antero Resources Corp.,
Gtd. Notes, 144A(aa)	5.375	03/01/30		925	908,932
Gtd. Notes, 144A(aa)	7.625	02/01/29		1,189	1,252,852
Gtd. Notes, 144A	8.375	07/15/26		162	174,435

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.250%	08/15/27		850	$644,937
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		393	477,051
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	04/01/30		600	455,406
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28		500	419,506
Sr. Unsec’d. Notes, 144A	7.500	09/30/29		275	215,046
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29		1,175	791,644
Sr. Sec’d. Notes, 144A	4.875	07/15/28		150	117,750
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27		1,270	1,162,801
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes(aa)	8.375	09/01/26	EUR	5,050	4,751,077
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28		1,450	772,125
Gtd. Notes, 144A	5.000	02/15/29		125	63,281
Gtd. Notes, 144A(aa)	5.250	01/30/30		2,225	1,145,875
Gtd. Notes, 144A(aa)	5.250	02/15/31		1,600	820,320
Gtd. Notes, 144A(aa)	6.250	02/15/29		3,540	1,889,333
Gtd. Notes, 144A(aa)	7.000	01/15/28		625	346,019
Beazer Homes USA, Inc.,
Gtd. Notes	6.750	03/15/25		1,000	962,316
Gtd. Notes(aa)	7.250	10/15/29		1,725	1,568,854
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805	05/01/50		1,780	1,766,306
Sr. Unsec’d. Notes	5.930	05/01/60		275	272,133
Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31		50	46,034
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A(aa)	4.750	12/15/24		900	828,931
C&S Group Enterprises LLC,
Gtd. Notes, 144A(aa)	5.000	12/15/28		1,000	725,274
Caesars Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	4.625	10/15/29		525	444,868

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    43

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Calpine Corp.,
Sr. Unsec’d. Notes, 144A(aa)	4.625%	02/01/29	900	$808,770
Sr. Unsec’d. Notes, 144A(aa)	5.000	02/01/31	1,375	1,218,451
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	6,425	6,040,211
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	725	673,833
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	325	305,082
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(aa)	4.500	05/01/32	1,300	1,122,054
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	2,550	2,211,473
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	750	631,260
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	3,050	2,774,226
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	609	581,832
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes(aa)	4.625	10/15/28	2,550	2,486,555
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	450	450,000
Gtd. Notes, 144A	5.875	02/01/29	475	477,224
Gtd. Notes, 144A	6.750	04/15/29	675	699,067
CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30	475	399,010
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.000	06/15/25	1,325	1,305,347
CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	2,295	1,835,875
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	250	214,413
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27	1,875	1,898,359
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	700	658,214
Gtd. Notes, 144A(aa)	6.750	03/01/29	1,000	989,880
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(aa)	5.625	11/15/26	1,195	563,399
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A(aa)	6.125	01/15/29	550	368,598
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24	2,103	1,851,211

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000%	05/01/29		275	$255,519
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30		900	766,183
Sr. Unsec’d. Notes, 144A(aa)	4.625	12/01/30		3,300	2,508,970
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30		450	378,796
DaVita, Inc.,
Gtd. Notes, 144A(aa)	3.750	02/15/31		1,075	822,405
Gtd. Notes, 144A(aa)	4.625	06/01/30		2,550	2,097,447
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(aa)	6.625	08/15/27		4,125	385,853
Sec’d. Notes, 144A	5.375	08/15/26		3,150	686,359
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23		760	748,048
Gtd. Notes	5.125	06/01/29		975	638,510
Gtd. Notes(aa)	7.375	07/01/28		515	366,736
Gtd. Notes(aa)	7.750	07/01/26		2,910	2,403,175
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		750	554,480
Gtd. Notes(aa)	9.750	06/15/25		1,550	1,545,776
Sr. Unsec’d. Notes	4.750	02/15/28		700	524,485
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27		475	421,870
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30		625	539,337
Sr. Sec’d. Notes, 144A	6.750	02/15/30		300	275,364
Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	1,750	1,346,812
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)		1,275	1,155,633
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A(aa)	6.500	07/01/27		480	479,746
Sr. Unsec’d. Notes, 144A	7.500	06/01/27		200	204,542
Sr. Unsec’d. Notes, 144A	7.500	06/01/30		200	205,993
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30		1,375	1,124,541
Sr. Sec’d. Notes, 144A	4.625	01/15/29		650	606,102

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    45

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875%	11/15/25	1,350	$1,147,532
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	875	729,988
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	4,913	4,013,425
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	6,275	5,397,217
Sr. Unsec’d. Notes	7.400	11/01/46	1,000	1,041,723
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	1,025	906,839
Gtd. Notes, 144A(aa)	5.000	03/01/28	800	702,555
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500	05/01/28	300	270,749
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29	550	422,048
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	05/01/26	850	702,968
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29	250	183,185
Gtd. Notes, 144A	3.875	10/01/31	1,350	978,541
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	450	409,776
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,150	2,149,420
Griffon Corp.,
Gtd. Notes(aa)	5.750	03/01/28	1,275	1,211,812
H&E Equipment Services, Inc.,
Gtd. Notes, 144A(aa)	3.875	12/15/28	2,150	1,875,003
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	250	241,705
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	480	475,875
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	325	294,082
Gtd. Notes, 144A	5.000	12/01/29	650	556,592
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	325	295,485
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	700	641,639
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	325	297,552

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Hilcorp Energy I LP/Hilcorp Finance Co., (cont’d.)
Sr. Unsec’d. Notes, 144A(aa)	6.250%	11/01/28	900	$871,710
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	875	793,859
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	675	465,740
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	4.125	02/01/29	1,150	1,002,397
Gtd. Notes, 144A(aa)	4.375	02/01/31	800	685,597
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.250	04/15/29	1,875	1,618,164
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(aa)	6.250	01/15/27	750	748,125
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	600	501,776
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29	420	425,859
KB Home,
Gtd. Notes(aa)	4.800	11/15/29	2,500	2,257,023
Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	325	275,581
Kraft Heinz Foods Co.,
Gtd. Notes(aa)	5.500	06/01/50	2,900	2,956,156
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	500	457,410
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	575	484,271
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.875	05/15/28	800	779,692
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29	300	226,479
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29	525	441,958
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	925	562,031
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	6.750	04/15/25	1,002	1,002,599
Likewize Corp.,
Sr. Sec’d. Notes, 144A(aa)	9.750	10/15/25	790	751,722
M/I Homes, Inc.,
Gtd. Notes(aa)	4.950	02/01/28	1,075	995,795

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    47

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Masonite International Corp.,
Gtd. Notes, 144A	3.500%	02/15/30		400	$343,500
Gtd. Notes, 144A(aa)	5.375	02/01/28		405	395,888
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24		2,029	1,913,511
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		1,200	1,083,416
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		1,575	1,422,999
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.500	05/15/29		1,500	1,275,652
MGM Resorts International,
Gtd. Notes(aa)	4.750	10/15/28		3,238	2,932,649
Gtd. Notes	5.750	06/15/25		25	24,693
Gtd. Notes(aa)	6.750	05/01/25		875	888,370
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	4.875	05/01/29		1,125	1,026,902
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30		400	337,609
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28		950	884,136
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(aa)	2.500	03/24/26	GBP	2,750	2,973,955
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		575	520,375
Gtd. Notes, 144A	7.500	01/15/28		1,075	935,250
Nabors Industries, Inc.,
Gtd. Notes(aa)	5.750	02/01/25		1,725	1,589,408
Gtd. Notes, 144A	7.375	05/15/27		925	919,373
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.125	12/15/30		1,525	1,273,181
Gtd. Notes, 144A(aa)	5.500	08/15/28		615	539,763
NCR Corp.,
Gtd. Notes, 144A(aa)	5.000	10/01/28		650	622,791
Gtd. Notes, 144A	5.250	10/01/30		300	287,709
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29		525	459,739
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28		1,240	1,194,311
Gtd. Notes, 144A	3.625	02/15/31		175	148,376

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

NRG Energy, Inc., (cont’d.)
Gtd. Notes, 144A	3.875%	02/15/32	500	$426,297
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.125	01/01/31	550	589,196
Sr. Unsec’d. Notes	6.375	09/01/28	1,000	1,077,797
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	475	393,591
Gtd. Notes(aa)	6.875	03/15/25	1,567	1,547,315
Gtd. Notes(aa)	7.125	03/15/26	1,225	1,193,517
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	475	445,007
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	367	352,950
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	775	521,592
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	1,655	1,697,313
Park River Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.625	02/01/29	1,350	878,890
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29	150	116,782
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	375	311,902
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	300	278,432
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	650	609,504
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28	590	538,362
Sr. Sec’d. Notes(aa)	5.250	07/01/30	2,725	2,452,572
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27	3,925	3,926,214
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A(aa)	9.500	10/01/28	1,000	869,915
Post Holdings, Inc.,
Gtd. Notes, 144A	5.500	12/15/29	354	334,454
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,250	980,168

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    49

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A(aa)	7.250%	11/01/25	1,425	$1,249,070
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	1,000	925,470
Sr. Unsec’d. Notes, 144A(aa)	6.500	09/15/28	950	755,007
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25	1,470	1,388,401
Range Resources Corp.,
Gtd. Notes(aa)	5.000	03/15/23	1,032	1,035,767
Gtd. Notes, 144A	4.750	02/15/30	325	310,333
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	500	448,817
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	900	934,962
Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	1,450	1,195,765
Gtd. Notes	4.375	02/01/32	425	352,671
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	1,035	843,143
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	250	233,219
Gtd. Notes(aa)	5.375	03/15/30	1,275	1,255,731
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	2,500	2,618,450
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A(aa)	6.000	11/01/28	1,700	1,580,323
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29	700	609,808
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	3.375	01/15/31	1,050	856,175
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,050	914,782
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	325	299,162
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A(aa)	6.500	03/15/27	475	469,022

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500%	05/15/29	700	$629,431
Gtd. Notes	4.500	04/30/30	850	744,406
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,600	1,135,446
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	3,238	2,938,946
Gtd. Notes, 144A	6.000	12/31/30	150	134,707
Gtd. Notes, 144A	7.500	10/01/25	225	225,997
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	625	638,252
Sr. Unsec’d. Notes, 144A(aa)	5.125	08/01/30	1,675	1,532,308
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	425	423,677
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	125	121,805
Sr. Sec’d. Notes, 144A	4.250	06/01/29	1,425	1,325,801
Sr. Sec’d. Notes, 144A	4.375	01/15/30	1,275	1,188,103
Sr. Sec’d. Notes, 144A	6.125	06/15/30	700	707,643
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	525	510,603
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	5.125	04/15/29	200	197,552
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32	500	441,089
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	1,475	793,130
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	363	368,315
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	700	629,720
Transocean, Inc.,
Gtd. Notes, 144A	8.000	02/01/27	150	99,750
Tri Pointe Homes, Inc.,
Gtd. Notes(aa)	5.700	06/15/28	745	715,064
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	1,200	1,066,837
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	675	594,532
Gtd. Notes	3.875	02/15/31	477	434,949

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    51

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875%	02/15/25	3,565	$3,586,425
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	05/01/29	475	429,759
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	4,475	4,502,043
Valvoline, Inc.,
Gtd. Notes, 144A(aa)	4.250	02/15/30	550	499,569
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.750	02/01/29	3,050	2,769,275
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750	07/15/25	317	237,750
Sr. Sec’d. Notes, 144A(aa)	9.500	07/01/25	750	731,250
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	645	597,301
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	400	325,072
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	250	215,460
Vista Outdoor, Inc.,
Gtd. Notes, 144A(aa)	4.500	03/15/29	550	421,933
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	750	685,862
Jr. Sub. Notes, 144A(aa)	8.000(ff)	10/15/26(oo)	1,375	1,331,755
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	4.375	05/01/29	1,375	1,268,534
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,330	1,310,648
Gtd. Notes, 144A(aa)	5.625	02/15/27	2,000	2,005,635
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	525	444,021
William Carter Co. (The),
Gtd. Notes, 144A(aa)	5.625	03/15/27	1,350	1,339,576
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	610	532,297
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	274,787
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	500	437,942

				243,712,579

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Vietnam 0.2%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes, 144A(aa)	5.125%	05/07/29	1,530	$1,243,412

Zambia 0.4%

First Quantum Minerals Ltd.,
Gtd. Notes, 144A(aa)	7.500	04/01/25	2,245	2,220,866

TOTAL CORPORATE BONDS (cost $554,037,033)				460,762,362

SOVEREIGN BONDS 16.3%

Angola 1.0%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250	05/09/28	2,920	2,452,800
Sr. Unsec’d. Notes	9.500	11/12/25	2,655	2,469,150
Sr. Unsec’d. Notes, EMTN	8.000	11/26/29	650	523,250

				5,445,200

Argentina 1.8%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.500(cc)	07/09/30	15,126	3,569,710
Sr. Unsec’d. Notes	1.000	07/09/29	1,237	288,275
Sr. Unsec’d. Notes	1.500(cc)	07/09/35	1,864	413,733
Sr. Unsec’d. Notes	3.875(cc)	01/09/38	14,099	3,954,769
Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	3.900(cc)	09/01/37	4,304	1,298,820

				9,525,307

Bahrain 0.4%

Bahrain Government International Bond,
Sr. Unsec’d. Notes(aa)	6.750	09/20/29	1,240	1,206,132
Sr. Unsec’d. Notes	7.000	10/12/28	430	428,737
Sr. Unsec’d. Notes	7.500	09/20/47	421	351,351

				1,986,220

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    53

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Belarus 0.0%

Republic of Belarus International Bond,
Sr. Unsec’d. Notes	7.625%	06/29/27		730	$80,300

Brazil 1.5%

Brazilian Government International Bond,
Sr. Unsec’d. Notes(aa)	3.875	06/12/30		3,960	3,558,555
Sr. Unsec’d. Notes(aa)	4.500	05/30/29		3,170	2,994,263
Sr. Unsec’d. Notes(aa)	5.625	01/07/41		1,500	1,308,094

					7,860,912

Cameroon 0.2%

Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	5.950	07/07/32	EUR	290	197,899
Sr. Unsec’d. Notes	9.500	11/19/25		1,080	1,052,527

					1,250,426

Colombia 1.5%

Colombia Government International Bond,
Sr. Unsec’d. Notes(aa)	3.000	01/30/30		2,900	2,337,762
Sr. Unsec’d. Notes(aa)	3.875	04/25/27		1,290	1,179,383
Sr. Unsec’d. Notes(aa)	4.500	03/15/29		1,550	1,403,041
Sr. Unsec’d. Notes(aa)	6.125	01/18/41		2,645	2,221,469
Sr. Unsec’d. Notes	7.375	09/18/37		780	763,084

					7,904,739

Dominican Republic 1.6%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.500	01/27/25		1,225	1,220,636
Sr. Unsec’d. Notes	5.950	01/25/27		3,000	2,943,375
Sr. Unsec’d. Notes	6.850	01/27/45		1,840	1,616,095
Sr. Unsec’d. Notes	7.450	04/30/44		2,300	2,157,400
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		855	647,021

					8,584,527

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ecuador 0.4%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.500%(cc)	07/31/30		720	$424,935
Sr. Unsec’d. Notes, 144A	5.583(s)	07/31/30		414	174,391
Sr. Unsec’d. Notes, 144A	1.500(cc)	07/31/40		901	372,287
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/35		1,829	828,456
Sr. Unsec’d. Notes, 144A	5.500(cc)	07/31/30		786	463,710

					2,263,779

Egypt 0.5%

Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	1,845	1,126,695
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	1,230	867,414
Sr. Unsec’d. Notes, EMTN	5.625	04/16/30	EUR	860	515,292

					2,509,401

El Salvador 0.3%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	7.750	01/24/23		1,438	1,240,970
Sr. Unsec’d. Notes	8.250	04/10/32		1,000	356,298

					1,597,268

Gabon 0.3%

Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625	02/06/31		340	241,145
Sr. Unsec’d. Notes	6.950	06/16/25		930	765,681
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		650	461,012
Sr. Unsec’d. Notes, 144A	7.000	11/24/31		540	383,400

					1,851,238

Ghana 0.1%

Ghana Government International Bond,
Sr. Unsec’d. Notes	7.875	03/26/27		930	489,412
Sr. Unsec’d. Notes	8.125	01/18/26		390	259,058

					748,470

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    55

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Guatemala 0.3%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.375%	06/05/27		1,140	$1,092,476
Sr. Unsec’d. Notes	4.900	06/01/30		450	438,835
Sr. Unsec’d. Notes	6.125	06/01/50		300	285,056

					1,816,367

Honduras 0.1%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27		930	771,784

Iraq 0.7%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		815	703,584
Sr. Unsec’d. Notes	6.752	03/09/23		2,975	2,889,097

					3,592,681

Ivory Coast 0.8%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	4.875	01/30/32	EUR	270	204,775
Sr. Unsec’d. Notes	5.250	03/22/30	EUR	1,540	1,213,226
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	1,245	999,511
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	2,405	1,785,605

					4,203,117

Lebanon 0.1%

Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		2,000	128,500
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		2,550	164,634

					293,134

Mongolia 0.1%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		270	265,832

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Morocco 0.2%

Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500%	11/27/31	EUR	330	$241,321
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	1,150	902,675

					1,143,996

Mozambique 0.3%

Mozambique International Bond,
Unsec’d. Notes	5.000(cc)	09/15/31		2,295	1,545,252

Nigeria 0.5%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143	02/23/30		670	479,887
Sr. Unsec’d. Notes	7.625	11/21/25		885	783,225
Sr. Unsec’d. Notes	7.875	02/16/32		1,620	1,134,000
Sr. Unsec’d. Notes, EMTN	6.500	11/28/27		450	340,875
Sr. Unsec’d. Notes, EMTN	7.625	11/28/47		315	197,663

					2,935,650

Oman 0.7%

Oman Government International Bond,
Sr. Unsec’d. Notes	4.750	06/15/26		830	810,287
Sr. Unsec’d. Notes	5.625	01/17/28		550	547,938
Sr. Unsec’d. Notes	6.500	03/08/47		1,120	971,600
Sr. Unsec’d. Notes	6.750	01/17/48		720	640,800
Sr. Unsec’d. Notes	7.375	10/28/32		775	822,469

					3,793,094

Pakistan 0.6%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	8.250	04/15/24		1,840	1,064,095
Sr. Unsec’d. Notes	8.250	09/30/25		290	159,532
Sr. Unsec’d. Notes, 144A	8.250	04/15/24		530	306,506
Sr. Unsec’d. Notes, 144A	8.250	09/30/25		610	335,567
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31		660	325,947

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    57

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Pakistan (cont’d.)

Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes	5.625%	12/05/22		870	$759,782

					2,951,429

Paraguay 0.2%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	6.100	08/11/44		950	914,850

Senegal 0.3%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	875	732,203
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	275	199,555
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	570	413,624

					1,345,382

South Africa 0.2%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.850	09/30/29		630	577,356
Sr. Unsec’d. Notes	5.750	09/30/49		600	458,250

					1,035,606

Turkey 1.3%

Turkey Government International Bond,
Sr. Unsec’d. Notes(aa)	4.250	04/14/26		1,750	1,432,594
Sr. Unsec’d. Notes(aa)	4.875	10/09/26		3,000	2,454,000
Sr. Unsec’d. Notes(aa)	5.600	11/14/24		1,390	1,265,161
Sr. Unsec’d. Notes	5.950	01/15/31		495	365,155
Sr. Unsec’d. Notes(aa)	6.000	03/25/27		525	439,458
Sr. Unsec’d. Notes(aa)	6.375	10/14/25		1,245	1,117,621

					7,073,989

Ukraine 0.3%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/30	EUR	605	110,374
Sr. Unsec’d. Notes	6.750	06/20/26(d)	EUR	1,230	241,996

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)

Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.750%	09/01/22	320	$103,360
Sr. Unsec’d. Notes	7.750	09/01/23	260	57,200
Sr. Unsec’d. Notes	7.750	09/01/24	590	112,100
Sr. Unsec’d. Notes	7.750	09/01/25	1,005	180,900
Sr. Unsec’d. Notes	7.750	09/01/26	910	163,800
Sr. Unsec’d. Notes	7.750	09/01/27	1,180	212,400
Sr. Unsec’d. Notes	8.994	02/01/24	400	76,000
Sr. Unsec’d. Notes	9.750	11/01/28	3,075	607,312

				1,865,442

Zambia 0.0%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)	340	196,350

TOTAL SOVEREIGN BONDS (cost $130,377,635)				87,351,742

			Shares

COMMON STOCKS 2.8%

Luxembourg 0.3%

Intelsat Emergence SA*			51,374	1,344,303

Spain 0.0%

Codere New Topco SA^			36,655	—

United States 2.5%

CEC Entertainment, Inc.			34,226	707,332
Chesapeake Energy Corp.			68,219	6,424,183
Chesapeake Energy Corp. Backstop Commitment			1,314	123,740
Civitas Resources, Inc.			22,069	1,301,188

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    59

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)

Ferrellgas Partners LP (Class B Stock)	18,479	$3,104,472
GenOn Energy Holdings, Inc. (Class A Stock)^	14,397	1,583,670

		13,244,585

TOTAL COMMON STOCKS (cost $6,413,487)		14,588,888

RIGHTS* 0.0%

Luxembourg
Intelsat Jackson Holdings SA, Series A (Luxembourg) CVR, expiring 12/05/25^	5,379	51,266
Intelsat Jackson Holdings SA, Series B (Luxembourg) CVR, expiring 12/05/25^	5,379	10,648

TOTAL RIGHTS (cost $0)		61,914

	Units

WARRANTS* 0.0%

United States

TPC Group, Inc., expiring 08/01/24^ (cost $0)	1,033,339	103

TOTAL LONG-TERM INVESTMENTS (cost $738,245,511)		603,506,220

	Shares

SHORT-TERM INVESTMENT 2.1%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $11,200,126)	11,200,126	11,200,126

TOTAL INVESTMENTS 114.9% (cost $749,445,637)		614,706,346
Liabilities in excess of other assets(z) (14.9)%		(79,625,127)

NET ASSETS 100.0%		$535,081,219

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,745,440 and 1.3% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $302,373,902 segregated as collateral for amount of $89,000,000 borrowed and outstanding as of July 31, 2022.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,408,400. The aggregate value of $1,072,800 is 0.2% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at July 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

TPC Group, Inc., DIP Facility, CME Term SOFR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $60,813)^	61	$60,813	$—	$—

Forward foreign currency exchange contracts outstanding at July 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	The Toronto-Dominion Bank	GBP	34,983	$42,226,547	$42,605,877	$379,330	$—
Expiring 08/02/22	The Toronto-Dominion Bank	GBP	1,793	2,178,911	2,184,123	5,212	—
Euro,
Expiring 08/02/22	JPMorgan Chase Bank, N.A.	EUR	80,816	81,983,086	82,620,745	637,659	—
Expiring 08/02/22	The Toronto-Dominion Bank	EUR	6,392	6,694,477	6,534,436	—	(160,041)

				$133,083,021	$133,945,181	1,022,201	(160,041)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    61

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Forward foreign currency exchange contracts outstanding at July 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	The Toronto-Dominion Bank	GBP	36,776	$45,108,941	$44,790,000	$318,941	$—
Expiring 09/02/22	The Toronto-Dominion Bank	GBP	34,983	42,257,471	42,635,530	—	(378,059)
Euro,
Expiring 08/02/22	JPMorgan Chase Bank, N.A.	EUR	87,208	92,446,565	89,155,182	3,291,383	—
Expiring 09/02/22	JPMorgan Chase Bank, N.A.	EUR	80,816	82,163,145	82,798,307	—	(635,162)
Expiring 09/02/22	Morgan Stanley & Co. International PLC	EUR	2,761	2,821,467	2,828,862	—	(7,395)

				$264,797,589	$262,207,881	3,610,324	(1,020,616)

						$4,632,525	$(1,180,657)

Credit default swap agreement outstanding at July 31, 2022:

Implied
				Credit		Upfront
Reference			Notional	Spread at		Premiums	Unrealized
Entity/	Termination	Fixed	Amount	July 31,	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	2022(4)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	12/20/22	5.000%(Q)	550	0.994%	$11,835	$8,018	$3,817	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	14,095	$193,224	$163,282	$(29,942)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2022(4)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	28,982	4.710%	$(112,887)	$498,350	$611,237

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    63

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Total return swap agreements outstanding at July 31, 2022:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR	(T)	JPMorgan Chase Bank, N.A.	09/20/22	(23,550)	$(775,206)	$—	$(775,206)
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR	(T)	Morgan Stanley & Co. International PLC	09/20/22	(1,675)	(41,761)	—	(41,761)

						$(816,967)	$—	$(816,967)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$8,018	$—	$3,817	$(816,967)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$2,385,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$10,126,950	$—
Bank Loans
Germany	—	1,878,634	—
Luxembourg	—	1,284,054	—
Saint Lucia	—	2,195,989	—
United Kingdom	—	6,060,893	4,932,090
United States	—	11,363,836	123,798
Convertible Bonds
Jamaica	—	20,029	—
Spain	—	2,754,938	—
Corporate Bonds
Argentina	—	439,375	—
Australia	—	687,844	—
Bahrain	—	383,515	—
Belarus	—	89,250	—
Brazil	—	19,473,333	—
Canada	—	19,485,663	—
Chile	—	1,933,206	—
China	—	2,358,117	—
Colombia	—	5,555,417	—
Costa Rica	—	549,835	—
Czech Republic	—	661,500	—
France	—	12,865,887	—
Germany	—	7,138,624	—
Ghana	—	1,780,950	—
Guatemala	—	578,160	—
India	—	10,645,495	—
Israel	—	2,748,693	—
Italy	—	2,427,850	—
Jamaica	—	7,464,328	—
Japan	—	1,037,381	—
Kuwait	—	900,562	—
Luxembourg	—	11,579,720	5
Macau	—	2,237,314	—
Malaysia	—	1,673,300	—
Mexico	—	26,923,948	—
Morocco	—	405,328	—
Netherlands	—	5,902,470	—
Nigeria	—	525,675	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    65

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Oman	$—	$509,938	$—
Panama	—	315,050	—
Peru	—	2,492,087	—
Russia	—	409,825	—
Saudi Arabia	—	1,546,914	—
South Africa	—	8,475,234	—
Spain	—	5,647,995	—
Sweden	—	2,921,067	—
Switzerland	—	575,000	—
Thailand	—	2,803,560	—
Turkey	—	4,723,814	—
Ukraine	—	375,050	—
United Kingdom	—	34,337,226	—
United States	—	243,668,719	43,860
Vietnam	—	1,243,412	—
Zambia	—	2,220,866	—
Sovereign Bonds
Angola	—	5,445,200	—
Argentina	—	9,525,307	—
Bahrain	—	1,986,220	—
Belarus	—	80,300	—
Brazil	—	7,860,912	—
Cameroon	—	1,250,426	—
Colombia	—	7,904,739	—
Dominican Republic	—	8,584,527	—
Ecuador	—	2,263,779	—
Egypt	—	2,509,401	—
El Salvador	—	1,597,268	—
Gabon	—	1,851,238	—
Ghana	—	748,470	—
Guatemala	—	1,816,367	—
Honduras	—	771,784	—
Iraq	—	3,592,681	—
Ivory Coast	—	4,203,117	—
Lebanon	—	293,134	—
Mongolia	—	265,832	—
Morocco	—	1,143,996	—
Mozambique	—	1,545,252	—
Nigeria	—	2,935,650	—
Oman	—	3,793,094	—
Pakistan	—	2,951,429	—
Paraguay	—	914,850	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Senegal	$—	$1,345,382	$—
South Africa	—	1,035,606	—
Turkey	—	7,073,989	—
Ukraine	—	1,865,442	—
Zambia	—	196,350	—
Common Stocks
Luxembourg	—	1,344,303	—
United States	7,725,371	3,935,544	1,583,670
Rights
Luxembourg	—	—	61,914
Warrants
United States	—	—	103
Short-Term Investment
Unaffiliated Fund	11,200,126	—	—

Total	$18,925,497	$589,035,409	$6,745,440

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$4,632,525	$—
Centrally Cleared Credit Default Swap Agreement	—	611,237	—
OTC Credit Default Swap Agreement	—	11,835	—

Total	$—	$5,255,597	$—

Liabilities
Unfunded Loan Commitment	$—	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,180,657)	—
Centrally Cleared Credit Default Swap Agreement	—	(29,942)	—
OTC Total Return Swap Agreements	—	(816,967)	—

Total	$—	$(2,027,566)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    67

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Rights	Warrants	Unfunded Loan Commitment

Balance as of 07/31/21	$2,337,300	$—	$2,086,387	$—	$—	$—
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(1,278,451)	(363,353)	(431,910)	61,914	103	—
Purchases/Exchanges/Issuances	123,804	—	—	—	—	—
Sales/Paydowns	—	—	—	—	—	—
Accrued discount/premium	10,266	399,155	—	—	—	—
Transfers into Level 3*	6,200,269	8,063	—	—	—	—
Transfers out of Level 3*	(2,337,300)	—	(70,807)	—	—	—

Balance as of 07/31/22	$5,055,888	$43,865	$1,583,670	$61,914	$103	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(1,278,451)	$(363,353)	$(431,910)	$61,914	$103	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Bank Loans	$123,798	Market	Transaction Based	Unadjusted Purchase Price
Corporate Bonds	43,860	Market	Transaction Based	Unadjusted Last Traded Price
Corporate Bonds	5	Market	Contingent Value	Contingent Value
Rights	61,914	Market	Contingent Value	Contingent Value
Warrants	103	Market	Worthless	Placeholder

	$229,680

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2022, the aggregate value of these securities and/or derivatives was $6,515,760. The

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

unobservable inputs for these investments were not developed by the Fund and are not readily available.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    69

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Sovereign Bonds	16.3%
Oil & Gas	13.9
Retail	6.9
Telecommunications	6.8
Electric	6.7
Media	4.6
Foods	4.1
Commercial Services	3.9
Diversified Financial Services	3.7
Entertainment	2.8
Chemicals	2.7
Home Builders	2.6
Pipelines	2.4
Aerospace & Defense	2.3
Auto Manufacturers	2.3
Unaffiliated Fund	2.1
Real Estate Investment Trusts (REITs)	2.0
Banks	1.9
Collateralized Loan Obligations	1.9
Pharmaceuticals	1.9
Healthcare-Services	1.8
Building Materials	1.7
Engineering & Construction	1.6
Mining	1.5
Lodging	1.5
Oil, Gas & Consumable Fuels	1.5
Real Estate	1.2
Internet	1.1
Computers	1.1
Leisure Time	0.7
Gas	0.6

Auto Parts & Equipment	0.6%
Gas Utilities	0.6
Energy-Alternate Sources	0.6
Packaging & Containers	0.6
Agriculture	0.5
Housewares	0.5
Machinery-Diversified	0.5
Healthcare-Products	0.5
Software	0.5
Transportation	0.4
Airlines	0.4
Distribution/Wholesale	0.4
Advertising	0.3
Holding Companies-Diversified	0.3
Apparel	0.3
Electric Utilities	0.3
Iron/Steel	0.3
Electrical Components & Equipment	0.3
Wireless Telecommunication Services	0.2
Miscellaneous Manufacturing	0.2
Electronics	0.1
Hotels, Restaurants & Leisure	0.1
Environmental Control	0.1
Household Products/Wares	0.1
Trucking & Leasing	0.1

114.9
Liabilities in excess of other assets	(14.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$611,237*	Due from/to broker-variation margin swaps	$29,942*
Credit contracts	Premiums paid for OTC swap agreements	8,018	—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	3,817	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,632,525	Unrealized depreciation on OTC forward foreign currency exchange contracts	1,180,657
Interest rate contracts	—	—	Unrealized depreciation on OTC swap agreements	816,967

		$5,255,597		$2,027,566

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$335,306
Foreign exchange contracts	24,110,246	—
Interest rate contracts	—	(30,668)

Total	$24,110,246	$304,638

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps
Credit contracts	$—	$1,003,925

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    71

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Foreign exchange contracts	$2,328,061	$—
Interest rate contracts	—	(816,967)

Total	$2,328,061	$186,958

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Forward Foreign Currency Exchange Contracts - Purchased (1)	$188,570,346
Forward Foreign Currency Exchange Contracts - Sold (1)	370,244,564
Credit Default Swap Agreements - Buy Protection (2)	31,357,942
Credit Default Swap Agreements - Sell Protection (2)	6,236,450
Total Return Swap Agreements (2)	5,045,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Credit Suisse International	$11,835	$—	$11,835	$—	$11,835
JPMorgan Chase Bank, N.A.	3,929,042	(1,410,368)	2,518,674	(2,518,674)	—

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$—	$(49,156)	$(49,156)	$—	$(49,156)
The Toronto-Dominion Bank	703,483	(538,100)	165,383	(165,383)	—

	$4,644,360	$(1,997,624)	$2,646,736	$(2,684,057)	$(37,321)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    73

PGIM Global High Yield Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $749,445,637)	$614,706,346
Cash	22,839
Foreign currency, at value (cost $5,598,263)	5,635,055
Dividends and interest receivable	10,814,460
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,632,525
Deposit with broker for centrally cleared/exchange-traded derivatives	2,385,000
Receivable for investments sold	958,681
Due from broker—variation margin swaps	50,759
Premiums paid for OTC swap agreements	8,018
Unrealized appreciation on OTC swap agreements	3,817
Tax reclaim receivable	3,784

Total Assets	639,221,284

Liabilities

Loan payable	89,000,000
Payable for investments purchased	11,927,076
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,180,657
Unrealized depreciation on OTC swap agreements	816,967
Management fee payable	463,473
Accrued expenses and other liabilities	323,958
Interest payable	299,589
Dividends payable	74,181
Deferred directors’ fees and directors’ fees payable	54,164

Total Liabilities	104,140,065

Net Assets	$535,081,219

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	768,542,849
Total distributable earnings (loss)	(233,502,554)

Net assets, July 31, 2022	$535,081,219

Net asset value and redemption price per share ($535,081,219 ÷ 40,923,879 shares of common stock issued and outstanding)	$13.08

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $4,712 foreign withholding tax)	$46,648,355
Unaffiliated dividend income	1,135,093
Affiliated dividend income	9,099

Total income	47,792,547

Expenses
Management fee	6,718,194
Interest expense	1,964,738
Legal fees and expenses	171,495
Custodian and accounting fees	116,333
Shareholders’ reports	78,259
Audit fee	47,350
Exchange listing fees	37,350
Transfer agent’s fees and expenses	19,493
Directors’ fees	12,536
Miscellaneous	33,479

Total expenses	9,199,227

Net investment income (loss)	38,593,320

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	7,085,926
Forward currency contract transactions	24,110,246
Swap agreement transactions	304,638
Foreign currency transactions	(4,362,301)

27,138,509

Net change in unrealized appreciation (depreciation) on:
Investments	(165,422,933)
Forward currency contracts	2,328,061
Swap agreements	186,958
Foreign currencies	101,121

(162,806,793)

Net gain (loss) on investment and foreign currency transactions	(135,668,284)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(97,074,964)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    75

PGIM Global High Yield Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$38,593,320	$44,434,994
Net realized gain (loss) on investment and foreign currency transactions	27,138,509	(29,234,843)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(162,806,793)	85,914,575

Net increase (decrease) in net assets resulting from operations	(97,074,964)	101,114,726

Dividends and Distributions
Distributions from distributable earnings	(51,564,088)	(45,046,004)

Tax return of capital distributions	—	(6,518,084)

Total dividends and distributions	(51,564,088)	(51,564,088)

Total increase (decrease)	(148,639,052)	49,550,638

Net Assets:

Beginning of year	683,720,271	634,169,633

End of year	$535,081,219	$683,720,271

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2022

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(97,074,964)

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	428,478,661
Purchases of long-term portfolio investments, net of amounts payable	(279,006,849)
Net proceeds (purchases) of short-term portfolio investments	5,990,108
Net premiums (paid) received for swap agreements	1,296,728
Amortization of premium and accretion of discount on portfolio investments	(2,096,124)
Net realized (gain) loss on investment transactions	(7,085,926)
Net realized (gain) loss on forward currency contract transactions	(24,110,246)
Net realized (gain) loss on swap agreement transactions	(304,638)
Net realized (gain) loss on foreign currency transactions	4,362,301
Net change in unrealized (appreciation) depreciation on investments	165,422,933
Net change in unrealized (appreciation) depreciation on forward currency contracts	(2,328,061)
Net change in unrealized (appreciation) depreciation on swap agreements	(186,958)
Net change in unrealized (appreciation) depreciation on foreign currencies	(101,121)
(Increase) Decrease In Assets:
Dividends and interest receivable	1,640,596
Prepaid expenses and other assets	66,898
Increase (Decrease) In Liabilities:
Management fee payable	(218,911)
Accrued expenses and other liabilities	198,276
Interest payable	110,579
Dividends payable	(38,712)
Deferred directors’ fees and directors’ fees payable	2,533
Exchange listing fees payable	(41,947)

Total adjustments	292,050,120

Net cash provided by (used for) operating activities	194,975,156

Effect of exchange rate changes on cash	19,849,066

Cash Flows Provided By (Used For) Financing Activities:
Decrease in borrowing	(160,000,000)
Cash paid on distributions from distributable earnings	(51,564,088)

Net cash provided by (used for) financing activities	(211,564,088)

Net increase (decrease) in cash and restricted cash, including foreign currency	3,260,134

Cash and restricted cash at beginning of year, including foreign currency	4,833,519

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$8,093,653

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,854,159

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    77

PGIM Global High Yield Fund, Inc.

Statement of Cash Flows    (continued)

Year Ended July 31, 2022

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2022

Cash	$22,839
Foreign currency, at value	5,635,055
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	2,385,000
Due from broker-variation margin swaps	50,759

Total Cash and Restricted Cash, Including Foreign Currency	$8,093,653

See Notes to Financial Statements.

PGIM Global High Yield Fund, Inc.

Financial Highlights

Year Ended July 31, 2022

	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.71	$15.50	$16.64	$16.17	$16.57
Income (loss) from investment operations:
Net investment income (loss)	0.94	1.09	1.10	0.91	0.86
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.31)	1.38	(0.98)	0.64	(0.22)
Total from investment operations	(2.37)	2.47	0.12	1.55	0.64
Less Dividends and Distributions:
Dividends from net investment income	(1.26)	(1.10)	(1.26)	(1.08)	(0.93)
Tax return of capital distributions	-	(0.16)	-	-	(0.11)
Total dividends and distributions	(1.26)	(1.26)	(1.26)	(1.08)	(1.04)
Net asset value, end of year	$13.08	$16.71	$15.50	$16.64	$16.17
Market price, end of year	$11.98	$15.59	$13.18	$14.52	$13.63
Total Return(b):	(15.91)%	28.97%	(0.40)%	15.12%	(2.96)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$535,081	$683,720	$634,170	$680,904	$661,572
Average net assets (000)	$623,650	$663,605	$634,188	$657,922	$666,960
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.48%	1.59%	1.99%	2.56%	2.15%
Expenses before waivers and/or expense reimbursement(d)	1.48%	1.59%	1.99%	2.56%	2.15%
Net investment income (loss)	6.19%	6.70%	7.13%	5.68%	5.30%
Portfolio turnover rate(e)	35%	51%	49%	96%	67%
Asset coverage	701%	375%	383%	340%	356%
Total debt outstanding at year-end (000)	$89,000	$249,000	$224,000	$284,000	$258,000

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the year reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Includes interest expense of 0.32% for the year ended July 31, 2022, interest expense of 0.33% for the year ended July 31, 2021, interest expense of 0.75% and a tax expense of 0.01% for the year ended July 31, 2020, interest expense of 1.28% and a tax expense of 0.01% for the year ended July 31, 2019 and interest expense of 0.91% for the year ended July 31, 2018.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    79

PGIM High Yield Bond Fund, Inc.

Schedule of Investments

as of July 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 113.0%

ASSET-BACKED SECURITY 0.9%

Collateralized Loan Obligation

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A (cost $4,477,500)	—	%(p)	07/15/30	4,500	$4,477,500

BANK LOANS 5.5%

Airlines 0.3%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	6.533	(c)	04/21/28	1,525	1,471,365

Chemicals 0.0%

TPC Group, Inc.,
Term Loan, CME Term SOFR + 10.000%^	11.800	(c)	05/31/23	172	172,059

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	8.806	(c)	07/30/26	2,004	781,417

Housewares 0.2%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month LIBOR + 4.000%	6.162	(c)	10/06/28	1,012	844,141

Insurance 0.5%

Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%	7.622	(c)	01/20/29	1,750	1,492,750
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%	5.497	(c)	11/03/23	750	736,205

					2,228,955

Media 0.2%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	9.786	(c)	05/25/26	922	869,764
Second Lien Term Loan, 1 Month SOFR + 3.250%	5.036	(c)	08/24/26	217	43,679

					913,443

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas 0.9%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	11.455	%(c)	11/01/25	3,340	$3,520,918
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 1 Month LIBOR + 6.250%	8.622	(c)	03/28/24	772	764,344

					4,285,262

Pharmaceuticals 0.2%

Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	4.872	(c)	03/01/24	948	936,221

Retail 0.3%

EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	6.500	(c)	03/31/26	340	321,878
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	6.122	(c)	03/06/28	1,207	1,101,108

					1,422,986

Software 1.8%

Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	6.122	(c)	10/02/25	223	214,471
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	7.872	(c)	02/27/26	350	323,458
Camelot Co. (Luxembourg),
Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	5.372	(c)	10/30/26	509	495,720
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	5.550	(c)	02/06/26	1,359	1,320,076
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	8.489	(c)	06/13/25	1,025	899,803
First Lien Dollar Term Loan, 3 - 6 Month LIBOR + 3.500%	6.870	(c)	06/13/24	2,236	2,083,600
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	6.372	(c)	12/01/27	493	479,982

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    81

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)

Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%	7.050	%(c)	07/14/28	1,816	$1,711,227
TIBCO Software, Inc.,
Term Loan B-3, 1 Month LIBOR + 3.750%	6.130	(c)	06/30/26	1,344	1,330,681

					8,859,018

Telecommunications 1.0%

MLN U.S. HoldCo., LLC,
Term Loan, 1 Month LIBOR + 4.500%	6.307	(c)	11/30/25	57	36,119
West Corp.,
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.372	(c)	10/10/24	3,686	3,048,492
Xplornet Communications, Inc. (Canada),
Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.372	(c)	10/02/28	1,503	1,332,129
Term Loan^	—	(p)	10/01/29	270	236,925

					4,653,665

TOTAL BANK LOANS (cost $29,274,149)					26,568,532

CORPORATE BONDS 103.3%

Advertising 0.4%

CMG Media Corp.,
Gtd. Notes, 144A	8.875		12/15/27	2,530	2,023,863
National CineMedia LLC,
Sr. Unsec’d. Notes	5.750		08/15/26	250	127,021

					2,150,884

Aerospace & Defense 3.6%

Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.805		05/01/50	2,650	2,629,614
Sr. Unsec’d. Notes	5.930		05/01/60	750	742,180
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000		02/15/28	1,050	905,940
Sr. Unsec’d. Notes, 144A	7.125		06/15/26	875	812,350
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	1,580	1,548,400
Sr. Unsec’d. Notes, 144A	7.500		03/15/25	1,776	1,756,020
Sr. Unsec’d. Notes, 144A	7.875		04/15/27	4,215	3,883,069

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500%	04/15/25	1,200	$1,194,617
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	200	196,000
TransDigm, Inc.,
Gtd. Notes	4.625	01/15/29	600	539,760
Gtd. Notes(aa)	5.500	11/15/27	2,525	2,382,275
Sr. Sec’d. Notes, 144A	6.250	03/15/26	600	602,479

				17,192,704

Agriculture 0.3%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	1,350	1,225,745

Airlines 1.2%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A	11.750	07/15/25	250	277,500
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.500	04/20/26	1,450	1,422,812
Sr. Sec’d. Notes, 144A	5.750	04/20/29	1,550	1,480,250
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	675	652,604
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,080	1,039,768
Sr. Sec’d. Notes, 144A	4.625	04/15/29	830	765,007

				5,637,941

Apparel 0.3%

Kontoor Brands, Inc.,
Gtd. Notes, 144A	4.125	11/15/29	275	233,184
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	1,125	980,417

				1,213,601

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    83

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 2.2%

Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	5.875%	06/01/29	969	$953,194
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	725	604,847
Sr. Unsec’d. Notes(aa)	4.750	01/15/43	3,925	3,206,329
Sr. Unsec’d. Notes(aa)	5.291	12/08/46	3,300	2,838,377
Sr. Unsec’d. Notes	7.400	11/01/46	200	208,345
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	4.000	11/13/30	400	354,049
Sr. Unsec’d. Notes	5.584	03/18/24	310	312,605
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	1,000	950,000
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	1,325	1,152,637

				10,580,383

Auto Parts & Equipment 1.7%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	2,725	2,541,607
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.000	10/01/29	375	327,901
Gtd. Notes(aa)	6.250	03/15/26	371	351,478
Gtd. Notes(aa)	6.500	04/01/27	1,406	1,349,590
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26	1,090	513,896
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	500	491,615
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	250	210,442
Sr. Unsec’d. Notes	4.500	02/15/32	600	500,927
Sr. Unsec’d. Notes	5.375	11/15/27	200	188,017
Sr. Unsec’d. Notes	5.625	06/15/28	600	561,115
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	5.125	04/15/29	125	123,470
Sr. Sec’d. Notes, 144A	7.875	01/15/29	125	123,963
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	700	672,596

				7,956,617

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.9%

Citigroup, Inc.,
Jr. Sub. Notes	3.875%(ff)	02/18/26(oo)	625	$572,641
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	700	578,915
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	700	535,948
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	2,425	2,440,156

				4,127,660

Building Materials 2.3%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	650	604,126
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	1,100	737,195
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	400	355,259
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	1,280	1,216,564
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	701	646,675
Masonite International Corp.,
Gtd. Notes, 144A	3.500	02/15/30	350	300,563
Gtd. Notes, 144A	5.375	02/01/28	180	175,950
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	625	527,515
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,550	1,440,882
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	625	509,628
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	1,375	1,197,929
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,500	1,424,566
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	320	308,495
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,400	1,382,382

				10,827,729

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    85

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 4.0%

Ashland LLC,
Gtd. Notes(aa)	6.875%	05/15/43	2,125	$2,177,977
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	375	314,629
Sr. Unsec’d. Notes, 144A	7.500	09/30/29	225	175,946
Chemours Co. (The),
Gtd. Notes, 144A	4.625	11/15/29	980	859,886
Gtd. Notes, 144A	5.750	11/15/28	1,105	1,057,580
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	1,820	1,602,094
Diamond BC BV,
Gtd. Notes, 144A	4.625	10/01/29	580	490,100
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	820	718,500
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	925	772,375
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,100	1,072,500
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	625	532,046
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,590	1,501,739
SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	05/01/29	275	233,924
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	450	362,128
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	2,050	1,102,317
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	505	511,895
Tronox, Inc.,
Gtd. Notes, 144A(aa)	4.625	03/15/29	1,700	1,474,295
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	460	417,821
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	600	497,333
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	2,577	1,932,750
Sr. Sec’d. Notes, 144A	9.500	07/01/25	1,040	1,014,000

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875%	06/15/27		500	$479,086
Sr. Sec’d. Notes, 144A	5.625	10/01/24		100	97,406

					19,398,327

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26		450	465,750

Commercial Services 5.6%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28		459	430,670
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		430	417,057
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		950	738,302
Sr. Unsec’d. Notes, 144A	9.750	07/15/27		2,900	2,655,561
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		860	761,874
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,065	905,250
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		500	419,463
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29		725	658,145
Gtd. Notes, 144A	4.625	10/01/27		400	382,406
APi Escrow Corp.,
Gtd. Notes, 144A	4.750	10/15/29		325	272,639
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	4.750	04/01/28		1,295	1,168,418
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	275	259,393
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		375	350,215
Gtd. Notes, 144A(aa)	5.500	07/15/25		200	201,978
Carriage Services, Inc.,
Gtd. Notes, 144A	4.250	05/15/29		200	174,128
Gartner, Inc.,
Gtd. Notes, 144A	3.625	06/15/29		425	388,260

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    87

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Gartner, Inc., (cont’d.)
Gtd. Notes, 144A	3.750%	10/01/30	325	$299,683
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	441	441,284
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	275	248,839
Gtd. Notes, 144A	5.000	12/01/29	525	449,555
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	1,975	1,679,609
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	1,275	1,186,603
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	900	788,125
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31	1,050	966,795
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	575	506,453
Gtd. Notes	4.000	07/15/30	150	138,970
Gtd. Notes(aa)	4.875	01/15/28	5,770	5,762,953
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	4,445	4,473,897

				27,126,525

Computers 0.7%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	225	198,000
Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	7.375	02/15/30	655	579,520
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	526,977
Gtd. Notes, 144A	5.125	04/15/29	425	408,465
Gtd. Notes, 144A	5.250	10/01/30	350	335,661
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	976,234
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	375	373,833

				3,398,690

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.6%

Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750%	05/15/25	870	$874,437
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	2,300	2,005,818

				2,880,255

Diversified Financial Services 4.2%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	990,112
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	525	450,188
Gtd. Notes, 144A	5.375	12/01/24	500	471,875
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	675	465,740
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A	5.000	08/15/28	1,275	1,067,999
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	1,100	668,361
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	875	714,979
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.000	03/15/29	1,375	1,278,491
Gtd. Notes, 144A	4.375	05/15/31	100	91,341
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	850	709,642
Gtd. Notes, 144A(aa)	5.500	08/15/28	2,645	2,321,419
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,725	1,598,884
Navient Corp.,
Sr. Unsec’d. Notes	5.500	03/15/29	875	751,005
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	400	331,445
Gtd. Notes	4.000	09/15/30	700	554,329
Gtd. Notes	6.625	01/15/28	125	117,532
Gtd. Notes(aa)	6.875	03/15/25	750	740,578
Gtd. Notes(aa)	7.125	03/15/26	4,498	4,382,399
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	575	468,016
Gtd. Notes, 144A	5.375	10/15/25	800	750,158

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    89

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A	4.000%	10/15/33		175	$141,592
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	6.375	02/01/30		750	652,500
Sr. Unsec’d. Notes, 144A	7.875	05/01/27		550	506,000

					20,224,585

Electric 5.4%

Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29		1,350	1,213,155
Sr. Unsec’d. Notes, 144A	5.000	02/01/31		1,975	1,750,139
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28		5,950	5,593,659
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A	13.000	06/01/24		299	179,606
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28		2,975	2,865,382
Gtd. Notes, 144A	3.375	02/15/29		200	172,811
Gtd. Notes, 144A	3.625	02/15/31		750	635,899
Gtd. Notes, 144A	3.875	02/15/32		425	362,352
Gtd. Notes, 144A	5.250	06/15/29		800	751,021
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28		1,625	1,482,776
Sr. Sec’d. Notes(aa)	5.250	07/01/30		1,885	1,696,550
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		125	114,310
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		1,200	1,162,259
Vistra Operations Co. LLC,
Gtd. Notes, 144A	4.375	05/01/29		500	461,285
Gtd. Notes, 144A(aa)	5.000	07/31/27		1,100	1,083,994
Gtd. Notes, 144A(aa)	5.625	02/15/27		6,400	6,418,031

					25,943,229

Electrical Components & Equipment 0.5%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	100	76,961

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment (cont’d.)

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.375%	03/31/29	200	$165,086
Gtd. Notes, 144A	4.750	06/15/28	350	298,763
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	650	672,370
Gtd. Notes, 144A(aa)	7.250	06/15/28	1,130	1,178,484

				2,391,664

Electronics 0.3%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	1,515	1,441,594
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	260	225,864

				1,667,458

Engineering & Construction 0.4%

AECOM,
Gtd. Notes(aa)	5.125	03/15/27	505	512,539
Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	700	572,487
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	500	451,673
Gtd. Notes, 144A	4.125	02/15/32	425	374,926

				1,911,625

Entertainment 3.2%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	533	422,126
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	1,635	1,632,916
Sr. Unsec’d. Notes, 144A	4.625	10/15/29	300	254,210
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A	5.750	07/01/25	425	424,970
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	275	258,146

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    91

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000%	07/15/29	225	$204,747
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,100	2,099,434
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	500	475,935
Sr. Sec’d. Notes, 144A(aa)	6.500	02/15/25	1,610	1,634,150
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	525	439,054
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	825	753,061
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	1,419	1,135,200
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29	675	561,423
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	1,980	1,837,653
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.875	09/01/31	1,225	960,565
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	03/01/30	475	426,376
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	800	831,077
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	750,451
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	274,787

				15,376,281

Environmental Control 0.2%

GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	275	247,500
Gtd. Notes, 144A	4.375	08/15/29	575	513,188

				760,688

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 3.9%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(aa)	3.500%	03/15/29		1,560	$1,354,644
B&G Foods, Inc.,
Gtd. Notes(aa)	5.250	09/15/27		1,850	1,693,844
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28		875	634,614
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		1,225	1,180,769
Sr. Sec’d. Notes, 144A	4.625	11/15/28		250	224,466
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.750	12/01/31		525	438,454
Gtd. Notes, 144A	6.500	04/15/29		219	222,055
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		900	869,063
Kraft Heinz Foods Co.,
Gtd. Notes(aa)	4.375	06/01/46		1,775	1,563,419
Gtd. Notes	5.000	07/15/35		235	239,367
Gtd. Notes	5.200	07/15/45		300	296,696
Gtd. Notes(aa)	5.500	06/01/50		1,450	1,478,078
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		725	677,612
Gtd. Notes, 144A	4.375	01/31/32		725	685,090
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	650	660,961
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32		375	316,547
Gtd. Notes, 144A(aa)	5.875	09/30/27		3,800	3,801,175
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30		1,025	917,507
Gtd. Notes, 144A	5.500	12/15/29		200	188,957
Sr. Unsec’d. Notes, 144A	4.500	09/15/31		1,500	1,341,367

					18,784,685

Gas 0.8%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		25	25,152
Sr. Unsec’d. Notes	5.625	05/20/24		200	202,661

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    93

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas (cont’d.)

AmeriGas Partners LP/AmeriGas Finance Corp., (cont’d.)
Sr. Unsec’d. Notes(aa)	5.750%	05/20/27	3,175	$3,197,516
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	575	582,305

				4,007,634

Healthcare-Products 0.9%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A(aa)	3.875	04/01/29	2,525	2,279,689
Sr. Unsec’d. Notes, 144A(aa)	5.250	10/01/29	2,450	2,213,554

				4,493,243

Healthcare-Services 3.5%

CHS/Community Health Systems, Inc.,
Sr. Sec’d. Notes, 144A	5.250	05/15/30	200	168,004
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	1,575	1,204,919
Gtd. Notes, 144A(aa)	4.625	06/01/30	3,075	2,529,274
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27	650	582,497
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375	01/15/29	775	599,216
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	1,225	1,073,762
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	3,400	3,196,536
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	250	243,611
Sr. Sec’d. Notes, 144A(aa)	4.250	06/01/29	1,800	1,674,697
Sr. Sec’d. Notes, 144A	4.375	01/15/30	3,275	3,051,794
Sr. Sec’d. Notes, 144A	6.125	06/15/30	625	631,824
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	2,025	1,969,471

				16,925,605

Home Builders 5.2%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	825	640,031

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Ashton Woods USA LLC/Ashton Woods Finance Co., (cont’d.)
Sr. Unsec’d. Notes, 144A	4.625%	04/01/30	625	$474,381
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	1,100	970,257
Gtd. Notes(aa)	7.250	10/15/29	2,850	2,592,019
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	1,875	1,434,375
Gtd. Notes, 144A(aa)	6.250	09/15/27	815	732,237
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	400	316,000
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27	1,725	1,753,642
Gtd. Notes, 144A	3.875	08/15/29	150	128,350
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	450	398,125
Gtd. Notes, 144A(aa)	5.000	03/01/28	950	834,284
KB Home,
Gtd. Notes	4.000	06/15/31	500	421,478
Gtd. Notes	4.800	11/15/29	575	519,115
Gtd. Notes(aa)	6.875	06/15/27	1,650	1,707,534
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,266,280
M/I Homes, Inc.,
Gtd. Notes	3.950	02/15/30	375	311,610
Gtd. Notes	4.950	02/01/28	425	393,686
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	1,158	929,527
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	943,313
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	2,523	2,481,695
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	1,293	1,080,994
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	475	386,949
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	925	816,067
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	375	382,951
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	480	439,109

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    95

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625%	03/01/24	1,873	$1,891,730
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	915	878,233

				25,123,972

Home Furnishings 0.0%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	200	172,264

Household Products/Wares 0.5%

ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	1,075	936,994
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31	100	86,274
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A	7.000	12/31/27	800	604,000
Sr. Sec’d. Notes, 144A	5.000	12/31/26	175	149,625
Spectrum Brands, Inc.,
Gtd. Notes, 144A	3.875	03/15/31	200	164,676
Gtd. Notes, 144A	5.000	10/01/29	250	224,880

				2,166,449

Housewares 0.6%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	750	618,499
Gtd. Notes	4.375	02/01/32	350	290,435
Gtd. Notes	4.500	10/15/29	1,125	963,770
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	1,675	1,188,671

				3,061,375

Insurance 0.2%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	875	756,517

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 1.5%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875%	09/15/27	1,925	$1,709,792
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	825	664,392
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	3.500	03/01/29	525	468,283
Gtd. Notes, 144A	5.250	12/01/27	1,165	1,139,928
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	3,000	2,988,691

				6,971,086

Iron/Steel 0.5%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,359	1,392,386
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	275	237,910
Sr. Unsec’d. Notes	4.375	03/15/32	300	256,596
TMS International Corp.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/29	175	119,840
United States Steel Corp.,
Sr. Unsec’d. Notes	6.875	03/01/29	320	306,551

				2,313,283

Leisure Time 0.2%

Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	350	284,438
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625	02/15/29	200	172,368
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	475	364,397

				821,203

Lodging 1.6%

Boyd Gaming Corp.,
Gtd. Notes, 144A	4.750	06/15/31	175	161,119
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	900	776,250
Gtd. Notes, 144A	4.000	05/01/31	275	247,623

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    97

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

MGM Resorts International,
Gtd. Notes	4.625%	09/01/26	275	$256,645
Gtd. Notes(aa)	4.750	10/15/28	400	362,279
Gtd. Notes(aa)	5.500	04/15/27	1,061	1,029,181
Gtd. Notes	5.750	06/15/25	50	49,386
Gtd. Notes(aa)	6.750	05/01/25	1,910	1,939,184
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	625	575,312
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,325	990,438
Sr. Unsec’d. Notes, 144A	5.625	08/26/28	1,900	1,444,000

				7,831,417

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A	5.000	05/15/29	725	647,814

Machinery-Diversified 0.6%

GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	700	617,582
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125	08/01/24	1,815	1,711,692
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	625	600,000

				2,929,274

Media 8.7%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	1,850	1,596,770
Sr. Unsec’d. Notes, 144A(aa)	4.250	02/01/31	5,600	4,856,567
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	700	589,176
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,900	2,637,789
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,000	965,000
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	450	449,568
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	1,175	940,000
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	659,769

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

CSC Holdings LLC, (cont’d.)
Gtd. Notes, 144A	5.500%	04/15/27	200	$193,690
Gtd. Notes, 144A	6.500	02/01/29	1,200	1,159,551
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	4,875	3,706,434
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/15/30	2,550	2,057,934
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	6,595	616,897
Sec’d. Notes, 144A	5.375	08/15/26	4,715	1,027,359
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	1,840	1,204,983
Gtd. Notes	5.875	11/15/24	90	83,264
Gtd. Notes	7.375	07/01/28	1,065	758,396
Gtd. Notes(aa)	7.750	07/01/26	5,015	4,141,554
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	200	198,798
Gtd. Notes, 144A	7.000	05/15/27	1,625	1,635,199
iHeartCommunications, Inc.,
Gtd. Notes(aa)	8.375	05/01/27	2,270	2,030,200
Sr. Sec’d. Notes	6.375	05/01/26	395	384,136
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	550	523,683
News Corp.,
Sr. Unsec’d. Notes, 144A	3.875	05/15/29	325	300,085
Nexstar Media, Inc.,
Gtd. Notes, 144A	4.750	11/01/28	325	302,772
Gtd. Notes, 144A	5.625	07/15/27	734	734,192
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	610	564,537
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	1,700	1,351,064
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	4.500	05/01/29	400	361,902
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	2,300	2,249,693
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	2,135	2,147,902
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	1,600	1,423,680

				41,852,544

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    99

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A	4.375%	10/15/29	525	$480,594

Mining 2.1%

Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A	6.250	09/01/29	1,550	1,246,297
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	500	496,905
Gtd. Notes, 144A	7.500	04/01/25	3,305	3,269,471
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.125	04/15/32	550	521,813
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28	1,075	1,065,763
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	900	744,750
Gtd. Notes, 144A	6.125	04/01/29	1,195	926,125
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	1,220	954,650
Novelis Corp.,
Gtd. Notes, 144A	3.875	08/15/31	800	692,574
Gtd. Notes, 144A	4.750	01/30/30	275	254,327

				10,172,675

Miscellaneous Manufacturing 0.4%

Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27	1,075	1,045,728
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30	785	698,404

				1,744,132

Office/Business Equipment 0.1%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	710	616,537

Oil & Gas 7.2%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	975	1,006,713

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes^	7.875%	12/15/24(d)	5,325	$36,210
Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	750	736,972
Gtd. Notes, 144A	7.625	02/01/29	979	1,031,575
Gtd. Notes, 144A	8.375	07/15/26	162	174,435
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	25	24,195
Gtd. Notes, 144A	9.000	11/01/27	252	305,895
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,700	1,729,750
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	375	375,000
Gtd. Notes, 144A	5.875	02/01/29	400	401,873
Gtd. Notes, 144A	6.750	04/15/29	725	750,850
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	1,175	1,157,572
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27	1,550	1,569,310
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	600	564,183
Gtd. Notes, 144A	6.750	03/01/29	975	965,133
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	500	464,580
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	575	573,760
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28	975	984,569
EQT Corp.,
Sr. Unsec’d. Notes	5.000	01/15/29	250	248,771
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	275	250,025
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	600	549,976
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	275	251,775
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28	1,658	1,605,883
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	750	680,451
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29	575	552,000
Gtd. Notes, 144A	7.125	02/01/27	1,802	1,863,340

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    101

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250%	01/15/26	975	$882,375
Gtd. Notes, 144A	7.500	01/15/28	1,325	1,152,750
Nabors Industries, Inc.,
Gtd. Notes	5.750	02/01/25	1,400	1,289,954
Gtd. Notes, 144A	7.375	05/15/27	50	49,696
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.125	01/01/31	745	798,093
Sr. Unsec’d. Notes	7.150	05/15/28	900	952,469
Sr. Unsec’d. Notes	8.875	07/15/30	200	240,066
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	525	460,882
Gtd. Notes, 144A	4.625	05/01/30	625	557,294
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	275	246,125
Gtd. Notes, 144A(aa)	7.125	01/15/26	2,160	2,019,600
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	425	424,560
Gtd. Notes	5.000	03/15/23	1,523	1,528,560
Gtd. Notes, 144A	4.750	02/15/30	275	262,589
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32	650	606,370
Gtd. Notes	5.375	02/01/29	125	122,199
Gtd. Notes(aa)	5.375	03/15/30	1,900	1,871,285
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	05/15/29	905	813,764
Gtd. Notes	4.500	04/30/30	700	613,040
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26	1,400	952,000
Gtd. Notes, 144A	8.000	02/01/27	100	66,500

				34,764,967

Packaging & Containers 1.8%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%	6.500	06/30/27	1,066	805,803
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26	475	427,543

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	5.250%	08/15/27	675	$512,156
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	1,360	1,151,703
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	300	297,722
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%	9.000	01/15/26	300	271,500
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	1,184	988,640
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	425	388,799
Sr. Sec’d. Notes, 144A	6.750	07/15/26	250	241,939
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	1,275	1,073,819
Sr. Unsec’d. Notes, 144A	10.500	07/15/27	150	142,450
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	400	332,000
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	478,643
Gtd. Notes, 144A	6.625	05/13/27	305	293,324
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28	625	552,589
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27	50	44,141
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	9.250	08/01/24	150	139,153
TriMas Corp.,
Gtd. Notes, 144A	4.125	04/15/29	325	288,935

				8,430,859

Pharmaceuticals 2.6%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	1,225	1,092,285
Gtd. Notes, 144A	5.125	03/01/30	325	298,650
Gtd. Notes, 144A	6.125	08/01/28	670	640,354

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    103

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500%	01/31/27	1,100	$694,703
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	1,225	652,312
Gtd. Notes, 144A	5.000	02/15/29	950	480,938
Gtd. Notes, 144A(aa)	5.250	01/30/30	2,325	1,197,375
Gtd. Notes, 144A(aa)	5.250	02/15/31	2,635	1,350,964
Gtd. Notes, 144A	6.250	02/15/29	2,960	1,579,782
Gtd. Notes, 144A	7.000	01/15/28	500	276,815
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	900	776,646
Sr. Sec’d. Notes, 144A	6.750	02/15/30	225	206,523
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A	4.375	01/15/29	1,075	1,035,064
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	450	426,984
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	1,100	1,030,541
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	1,025	689,847

				12,429,783

Pipelines 4.5%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	975	945,435
Gtd. Notes, 144A(aa)	5.750	01/15/28	2,425	2,382,895
Cheniere Energy Partners LP,
Gtd. Notes	4.000	03/01/31	1,575	1,458,963
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes(aa)	4.625	10/15/28	3,250	3,169,139
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	200	171,530
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125	05/15/29	1,375	1,360,595
Gtd. Notes	5.625	07/15/27	510	524,921
Energy Transfer LP,
Jr. Sub. Notes, Series G(aa)	7.125(ff)	05/15/30(oo)	1,075	974,357
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	5.500	07/15/28	50	47,455

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

EQM Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes, 144A	6.000%	07/01/25	351	$351,739
Sr. Unsec’d. Notes, 144A	6.500	07/01/27	1,275	1,274,326
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	125	127,839
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	125	128,745
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.875	01/15/29	375	341,480
Gtd. Notes(aa)	7.000	08/01/27	750	691,675
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	6.875	04/15/40	2,050	1,749,126
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A(aa)	5.500	01/15/28	2,054	1,864,297
Gtd. Notes, 144A	6.000	12/31/30	925	830,693
Gtd. Notes, 144A	7.500	10/01/25	200	200,886
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	985	912,157
Sr. Sec’d. Notes, 144A	4.125	08/15/31	285	263,398
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.600(cc)	02/01/25	50	49,071
Sr. Unsec’d. Notes	3.950	06/01/25	600	593,983
Sr. Unsec’d. Notes(aa)	4.550(cc)	02/01/30	1,275	1,185,465
Sr. Unsec’d. Notes	5.450	04/01/44	50	44,728
Sr. Unsec’d. Notes	5.500	08/15/48	75	66,128

				21,711,026

Real Estate 1.7%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	2,200	1,870,052
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,000	1,998,132
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	1,175	1,024,188
Gtd. Notes, 144A	4.375	02/01/31	675	578,472
Gtd. Notes, 144A	5.375	08/01/28	340	318,681
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	1,700	1,467,136

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    105

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.250%	04/15/30	1,050	$844,879
Gtd. Notes, 144A	5.750	01/15/29	200	163,244

				8,264,784

Real Estate Investment Trusts (REITs) 3.8%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	611	451,716
Gtd. Notes(aa)	9.750	06/15/25	1,900	1,894,823
Sr. Unsec’d. Notes	4.750	02/15/28	1,375	1,030,238
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	125	107,818
Gtd. Notes(aa)	5.000	10/15/27	2,325	2,237,930
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	7.500	06/01/25	1,665	1,707,568
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/25	6,650	6,689,965
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	830	734,684
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.250	12/01/26	635	599,644
Gtd. Notes, 144A	4.500	01/15/28	2,000	1,866,681
Gtd. Notes, 144A	4.625	06/15/25	245	238,950
Gtd. Notes, 144A(aa)	4.625	12/01/29	825	786,776

				18,346,793

Retail 4.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30	2,950	2,573,875
Sr. Sec’d. Notes, 144A	3.875	01/15/28	388	363,828
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29	1,725	1,162,201
Sr. Sec’d. Notes, 144A	4.875	07/15/28	125	98,125

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750%	04/01/27		150	$104,951
Brinker International, Inc.,
Gtd. Notes, 144A(aa)	5.000	10/01/24		900	860,114
Sr. Unsec’d. Notes	3.875	05/15/23		125	124,218
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A	5.875	07/01/29		950	687,013
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	707	659,829
Sr. Sec’d. Notes	6.250	10/30/25	EUR	715	676,298
Sr. Sec’d. Notes, 144A	6.750	02/07/25		725	691,817
Sr. Sec’d. Notes, 144A	8.500	10/30/25		1,450	1,415,997
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A	6.750	01/15/30		1,325	1,083,649
Sr. Sec’d. Notes, 144A	4.625	01/15/29		550	512,856
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29		1,225	940,016
Gap, Inc. (The),
Gtd. Notes, 144A	3.625	10/01/29		1,100	806,016
Gtd. Notes, 144A	3.875	10/01/31		800	579,876
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		1,125	849,296
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		675	568,231
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29		2,025	1,318,334
Patrick Industries, Inc.,
Gtd. Notes, 144A	4.750	05/01/29		525	408,737
Gtd. Notes, 144A	7.500	10/15/27		825	766,267
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes(aa)	5.625	12/01/25		900	895,665
SRS Distribution, Inc.,
Gtd. Notes, 144A	6.000	12/01/29		600	522,692
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		550	540,515
Sr. Unsec’d. Notes, 144A	5.000	06/01/31		975	891,377

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    107

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500%	03/15/29	1,250	$1,150,000
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	700	592,028

				21,843,821

Software 1.0%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	1,643	1,521,208
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A(aa)	5.750	03/01/25	1,774	1,765,565
Clarivate Science Holdings Corp.,
Sr. Sec’d. Notes, 144A	3.875	07/01/28	1,075	978,751
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A	5.000	12/15/29	250	231,887
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A	3.500	02/15/28	625	517,114

				5,014,525

Telecommunications 6.3%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	1,155	1,136,370
CommScope Technologies LLC,
Gtd. Notes, 144A	6.000	06/15/25	545	504,125
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	6.000	03/01/26	670	651,676
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25	1,015	669,900
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,050	985,884
Sr. Sec’d. Notes, 144A	8.750	05/25/24	525	491,138
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	7,368	4,641,840

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500%	10/15/26	1,525	$1,460,187
Sr. Sec’d. Notes, 144A	7.000	10/15/28	875	838,635
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)	2,160	2
Gtd. Notes, 144A^	9.750	07/15/25(d)	4,135	4
Sr. Sec’d. Notes, 144A	6.500	03/15/30	2,365	2,178,283
Level 3 Financing, Inc.,
Gtd. Notes, 144A	3.750	07/15/29	400	331,000
Gtd. Notes, 144A	4.250	07/01/28	2,055	1,800,558
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes(aa)	5.625	04/01/25	1,830	1,823,955
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	1,055	823,787
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	1,500	1,503,750
Sprint Capital Corp.,
Gtd. Notes(aa)	6.875	11/15/28	700	785,638
Gtd. Notes	8.750	03/15/32	706	913,271
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	250	261,845
Gtd. Notes(aa)	7.625	02/15/25	2,725	2,909,369
Gtd. Notes(aa)	7.875	09/15/23	1,794	1,861,215
Switch Ltd.,
Gtd. Notes, 144A	4.125	06/15/29	375	379,149
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	2,470	2,174,554
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	120	105,106
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	1,165	902,875

				30,134,116

Toys/Games/Hobbies 0.1%

Mattel, Inc.,
Gtd. Notes, 144A	3.375	04/01/26	275	260,883

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    109

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500%	05/01/28	875	$789,685

TOTAL CORPORATE BONDS (cost $560,848,270)				496,321,886

			Shares

COMMON STOCKS 2.7%

Electric Utilities 0.3%

GenOn Energy Holdings, Inc. (Class A Stock)^			9,187	1,010,570
Keycon Power Holdings LLC^			2,600	329,940

				1,340,510

Gas Utilities 0.6%

Ferrellgas Partners LP (Class B Stock)			15,475	2,599,800

Hotels, Restaurants & Leisure 0.1%

CEC Entertainment, Inc.			22,321	461,297

Oil, Gas & Consumable Fuels 1.4%

Chesapeake Energy Corp.			59,334	5,587,483
Chesapeake Energy Corp. Backstop Commitment			1,644	154,815
Civitas Resources, Inc.			18,761	1,106,149

				6,848,447

Wireless Telecommunication Services 0.3%

Intelsat Emergence SA (Luxembourg)*			59,486	1,556,570

TOTAL COMMON STOCKS (cost $6,532,978)				12,806,624

PREFERRED STOCK 0.6%

Electronic Equipment, Instruments & Components

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^ (cost $2,571,250)			2,625	2,625,000

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Description	Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	6,229	$59,368
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	6,229	12,330

TOTAL RIGHTS (cost $0)		71,698

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $0)	1,436,166	144

TOTAL LONG-TERM INVESTMENTS (cost $603,704,147)		542,871,384

	Shares

SHORT-TERM INVESTMENT 9.7%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $46,743,954)	46,743,954	46,743,954

TOTAL INVESTMENTS 122.7% (cost $650,448,101)		589,615,338
Liabilities in excess of other assets(z) (22.7)%		(109,251,088)

NET ASSETS 100.0%		$480,364,250

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,482,552 and 0.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $158,722,954 segregated as collateral for amount of $120,000,000 borrowed and outstanding as of July 31, 2022.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    111

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at July 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

TPC Group, Inc., DIP Facility, CME Term SOFR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $84,520)^	85	$84,520	$—	$—

Forward foreign currency exchange contracts outstanding at July 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	The Toronto-Dominion Bank	GBP	579	$698,293	$704,566	$6,273	$—
Euro,
Expiring 08/02/22	Barclays Bank PLC	EUR	1,618	1,655,823	1,654,251	—	(1,572)

				$2,354,116	$2,358,817	6,273	(1,572)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	The Toronto-Dominion Bank	GBP	579	$709,583	$704,566	$5,017	$—
Expiring 09/02/22	The Toronto-Dominion Bank	GBP	579	698,805	705,057	—	(6,252)
Euro,
Expiring 08/02/22	Bank of America, N.A.	EUR	1,618	1,706,975	1,654,251	52,724	—
Expiring 09/02/22	Barclays Bank PLC	EUR	1,618	1,659,485	1,657,806	1,679	—

				$4,774,848	$4,721,680	59,420	(6,252)

						$65,693	$(7,824)

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Credit default swap agreement outstanding at July 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	12/20/22	5.000%(Q)	450	0.994%	$9,684	$6,561	$3,123	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	17,255	$236,025	$199,889	$(36,136)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2022(4)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.37.V2	12/20/26	5.000%(Q)	14,904	4.360%	$394,218	$436,935	$42,717
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	36,204	4.710%	(480,953)	622,534	1,103,487

					$(86,735)	$1,059,469	$1,146,204

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    113

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$6,561	$—	$3,123	$—

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$4,265,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Collateralized Loan Obligation	$—	$4,477,500	$—
Bank Loans	—	26,159,548	408,984
Corporate Bonds	—	496,285,670	36,216
Common Stocks	6,693,632	4,772,482	1,340,510
Preferred Stock	—	—	2,625,000
Rights	—	—	71,698
Warrants	—	—	144
Short-Term Investment
Unaffiliated Fund	46,743,954	—	—

Total	$53,437,586	$531,695,200	$4,482,552

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$65,693	$—
Centrally Cleared Credit Default Swap Agreements	—	1,146,204	—
OTC Credit Default Swap Agreement	—	9,684	—

Total	$—	$1,221,581	$—

Liabilities
Unfunded Loan Commitment	$—	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(7,824)	—
Centrally Cleared Credit Default Swap Agreement	—	(36,136)	—

Total	$—	$(43,960)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks

Balance as of 07/31/21	$2,091,441	$—	$1,741,369
Realized gain (loss)	2,965	—	—
Change in unrealized appreciation (depreciation)	(45,066)	(294,805)	(312,269)
Purchases/Exchanges/Issuances	439,367	—	—
Sales/Paydowns	(184,151)	—	—
Accrued discount/premium	728	324,365	—

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    115

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

	Bank Loans	Corporate Bonds	Common Stocks
Transfers into Level 3*	$—	$6,656	$—
Transfers out of Level 3*	(1,896,300)	—	(88,590)

Balance as of 07/31/22	$408,984	$36,216	$1,340,510

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(30,584)	$(294,805)	$(312,270)

	Preferred Stock	Rights	Warrants	Unfunded Loan Commitment

Balance as of 07/31/21	$4,125,000	$—	$—	$—
Realized gain (loss)	69,990	—	—	—
Change in unrealized appreciation (depreciation)	(70,000)	71,698	144	—
Purchases/Exchanges/Issuances	510,000	—	—	—
Sales/Paydowns	(2,009,990)	—	—	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 07/31/22	$2,625,000	$71,698	$144	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(70,000)	$71,698	$144	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of July 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Bank Loans	$172,059	Market	Transaction Based	Unadjusted Purchase Price
				Unadjusted Last
Corporate Bonds	36,210	Market	Transaction Based	Traded Price
Corporate Bonds	6	Market	Contingent Value	Contingent Value
Common Stocks	329,940	Market	Enterprise Value	Discount Rate

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Level 3 Securities**	Fair Value as of July 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Preferred Stock	$2,625,000	Market	Transaction Based	Unadjusted Purchase Price
Rights	71,698	Market	Contingent Value	Contingent Value
Warrants	144	Market	Worthless	Placeholder

	$3,235,057

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of July 31, 2022, the aggregate value of these securities and/or derivatives was $1,247,495. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Unaffiliated Fund	9.7%
Media	8.9
Oil & Gas	8.1
Telecommunications	7.3
Commercial Services	5.6
Electric	5.5
Home Builders	5.2
Retail	4.8
Pipelines	4.5
Diversified Financial Services	4.2
Chemicals	4.0
Foods	3.9
Real Estate Investment Trusts (REITs)	3.8
Aerospace & Defense	3.6
Healthcare-Services	3.5
Entertainment	3.2
Software	2.8
Pharmaceuticals	2.8
Building Materials	2.3
Auto Manufacturers	2.2
Mining	2.1
Packaging & Containers	1.8
Real Estate	1.7
Auto Parts & Equipment	1.7
Lodging	1.6
Airlines	1.5
Internet	1.5
Oil, Gas & Consumable Fuels	1.4

Healthcare-Products	0.9%
Collateralized Loan Obligation	0.9
Banks	0.9
Gas	0.8
Housewares	0.8
Computers	0.7
Insurance	0.7
Machinery-Diversified	0.6
Distribution/Wholesale	0.6
Electronic Equipment, Instruments & Components	0.6
Gas Utilities	0.6
Electrical Components & Equipment	0.5
Iron/Steel	0.5
Household Products/Wares	0.5
Advertising	0.4
Engineering & Construction	0.4
Miscellaneous Manufacturing	0.4
Electronics	0.3
Wireless Telecommunication Services	0.3
Electric Utilities	0.3
Agriculture	0.3
Apparel	0.3
Leisure Time	0.2
Trucking & Leasing	0.2
Environmental Control	0.2
Machinery-Construction & Mining	0.1
Office/Business Equipment	0.1
Metal Fabricate/Hardware	0.1

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    117

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Coal	0.1%
Hotels, Restaurants & Leisure	0.1
Toys/Games/Hobbies	0.1
Home Furnishings	0.0 *

122.7
Liabilities in excess of other assets	(22.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$1,146,204	*	Due from/to broker-variation margin swaps	$36,136	*
Credit contracts	Premiums paid for OTC swap agreements	6,561		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	3,123		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	65,693		Unrealized depreciation on OTC forward foreign currency exchange contracts	7,824

		$1,221,581			$43,960

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$(608,256)
Foreign exchange contracts	162,272	—
Interest rate contracts	—	(1,175,223)

Total	$162,272	$(1,783,479)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$1,113,191
Foreign exchange contracts	55,470	—
Interest rate contracts	—	(23,342)

Total	$55,470	$1,089,849

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Forward Foreign Currency Exchange Contracts - Purchased (1)	$ 1,234,488
Forward Foreign Currency Exchange Contracts - Sold (1)	2,518,514
Credit Default Swap Agreements - Buy Protection (2)	3,451,000
Credit Default Swap Agreements - Sell Protection (2)	12,536,750
Total Return Swap Agreements (2)	17,850,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    119

PGIM High Yield Bond Fund, Inc.

Schedule of Investments (continued)

as of July 31, 2022

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$52,724	$—	$52,724	$—	$52,724
Barclays Bank PLC	1,679	(1,572)	107	—	107
Credit Suisse International	9,684	—	9,684	—	9,684
The Toronto-Dominion Bank	11,290	(6,252)	5,038	—	5,038

	$75,377	$(7,824)	$67,553	$—	$67,553

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $650,448,101)	$589,615,338
Cash	78,515
Foreign currency, at value (cost $2)	2
Dividends and interest receivable	9,412,207
Deposit with broker for centrally cleared/exchange-traded derivatives	4,265,000
Receivable for investments sold	3,545,336
Due from broker—variation margin swaps	89,291
Unrealized appreciation on OTC forward foreign currency exchange contracts	65,693
Premiums paid for OTC swap agreements	6,561
Unrealized appreciation on OTC swap agreements	3,123
Prepaid expenses and other assets	233,539

Total Assets	607,314,605

Liabilities

Loan payable	120,000,000
Payable for investments purchased	5,984,604
Management fee payable	395,576
Interest payable	291,599
Accrued expenses and other liabilities	134,954
Dividends payable	81,902
Deferred directors’ fees and directors’ fees payable	53,896
Unrealized depreciation on OTC forward foreign currency exchange contracts	7,824

Total Liabilities	126,950,355

Net Assets	$480,364,250

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	621,044,757
Total distributable earnings (loss)	(140,713,764)

Net assets, July 31, 2022	$480,364,250

Net asset value per share ($480,364,250 ÷ 33,256,724 shares of common stock issued and outstanding)	$14.44

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    121

PGIM High Yield Bond Fund, Inc.

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $12,284 foreign withholding tax)	$39,026,372
Unaffiliated dividend income	931,383
Affiliated dividend income	9,068

Total income	39,966,823

Expenses
Management fee	5,527,032
Interest expense	1,868,913
Legal fees and expenses	151,465
Custodian and accounting fees	95,238
Shareholders’ reports	87,982
Audit fee	44,150
Exchange listing fees	34,884
Transfer agent’s fees and expenses	18,682
Directors’ fees	12,053
Miscellaneous	38,167

Total expenses	7,878,566

Net investment income (loss)	32,088,257

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	10,235,784
Forward currency contract transactions	162,272
Swap agreement transactions	(1,783,479)
Foreign currency transactions	12,917

8,627,494

Net change in unrealized appreciation (depreciation) on:
Investments	(92,271,653)
Forward currency contracts	55,470
Swap agreements	1,089,849
Foreign currencies	(667)

(91,127,001)

Net gain (loss) on investment and foreign currency transactions	(82,499,507)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(50,411,250)

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statements of Changes in Net Assets

	Year Ended July 31, 2022	Two Months Ended July 31, 2021	Year Ended May 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$32,088,257	$5,547,915	$35,904,966
Net realized gain (loss) on investment and foreign currency transactions	8,627,494	2,855,319	(3,221,468)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(91,127,001)	1,001,707	78,820,666

Net increase (decrease) in net assets resulting from operations	(50,411,250)	9,404,941	111,504,164

Dividends and Distributions
Distributions from distributable earnings	(35,564,527)	(5,937,281)	(37,167,898)
Tax return of capital distributions	(6,338,945)	(1,046,631)	(4,735,574)

Total dividends and distributions	(41,903,472)	(6,983,912)	(41,903,472)

Total increase (decrease)	(92,314,722)	2,421,029	69,600,692

Net Assets:

Beginning of year	572,678,972	570,257,943	500,657,251

End of year	$480,364,250	$572,678,972	$570,257,943

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    123

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows

Year Ended July 31, 2022

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(50,411,250)

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	301,729,218
Purchases of long-term portfolio investments, net of amounts payable	(215,756,661)
Net proceeds (purchases) of short-term portfolio investments	(11,007,917)
Net premiums (paid) received for swap agreements	(679,972)
Amortization of premium and accretion of discount on portfolio investments	(150,769)
Net realized (gain) loss on investment transactions	(10,235,784)
Net realized (gain) loss on forward currency contract transactions	(162,272)
Net realized (gain) loss on swap agreement transactions	1,783,479
Net realized (gain) loss on foreign currency transactions	(12,917)
Net change in unrealized (appreciation) depreciation on investments	92,271,653
Net change in unrealized (appreciation) depreciation on forward currency contracts	(55,470)
Net change in unrealized (appreciation) depreciation on swap agreements	(1,089,849)
Net change in unrealized (appreciation) depreciation on foreign currencies	667
(Increase) Decrease In Assets:
Dividends and interest receivable	849,806
Prepaid expenses	(46,969)
Increase (Decrease) In Liabilities:
Deferred directors’ fees and directors’ fees payable	2,403
Interest payable	158,806
Management fee payable	(118,665)
Accrued expenses and other liabilities	(24,716)
Dividends payable	(37,259)
Exchange listing fees payable	(34,088)

Total adjustments	157,382,724

Net cash provided by (used for) operating activities	106,971,474

Effect of exchange rate changes on cash	174,522

Cash Flows Provided By (Used For) Financing Activities:
Decrease in borrowing	(61,000,000)
Cash paid on distributions from distributable earnings	(41,903,472)

Net cash provided by (used for) financing activities	(102,903,472)

Net increase (decrease) in cash and restricted cash, including foreign currency	4,242,524

Cash and restricted cash at beginning of year, including foreign currency	190,284

Cash And Restricted Cash At End Of Year, Including Foreign Currency	$4,432,808

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,710,107

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Statement of Cash Flows    (continued)

Year Ended July 31, 2022

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2022

Cash	$78,515
Foreign currency, at value	2
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	4,265,000
Due from broker-variation margin swaps	89,291

Total Cash and Restricted Cash, Including Foreign Currency	$4,432,808

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    125

PGIM High Yield Bond Fund, Inc.

Financial Highlights    (continued)

Year Ended July 31, 2022

	Year Ended July 31, 2022	Two Months Ended July 31, 2021		Year Ended May 31,
				2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$17.22	$17.15		$15.05	$16.20	$16.29	$16.84
Income (loss) from investment operations:
Net investment income (loss)	0.96	0.17		1.08	1.13	0.91	0.90
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.48)	0.11		2.28	(1.03)	0.07	(0.36)
Total from investment operations	(1.52)	0.28		3.36	0.10	0.98	0.54
Less Dividends and Distributions:
Dividends from net investment income	(1.07)	(0.18)		(1.12)	(1.23)	(1.07)	(1.09)
Tax return of capital distributions	(0.19)	(0.03)		(0.14)	(0.02)	-	-
Total dividends and distributions	(1.26)	(0.21)		(1.26)	(1.25)	(1.07)	(1.09)
Net asset value, end of period	$14.44	$17.22		$17.15	$15.05	$16.20	$16.29
Market price, end of period	$13.02	$16.19		$16.18	$13.38	$13.93	$14.07
Total Return(b):	(12.48)%	1.35%		31.72%	4.84%	6.84%	(2.89)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$480,364	$572,679		$570,258	$500,657	$538,869	$541,660
Average net assets (000)	$533,901	$573,494		$545,673	$533,714	$539,282	$550,742
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.48%	1.43%	(e)	1.45%	1.96%	2.21%	1.84%
Expenses before waivers and/or expense reimbursement(d)	1.48%	1.43%	(e)	1.45%	1.96%	2.21%	1.84%
Net investment income (loss)	6.01%	5.86%	(e)	6.58%	7.03%	5.58%	5.43%
Portfolio turnover rate(f)	30%	7%		56%	60%	87%	72%
Asset coverage	500%	416%		400%	378%	399%	428%
Total debt outstanding at period-end (000)	$120,000	$181,000		$190,000	$180,000	$180,000	$165,000

(a)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.

Financial Highlights    (continued)

Year Ended July 31, 2022

(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)

Includes interest expense of 0.35%, 0.28%, 0.30%, 0.81%, 1.06%, and 0.71%, for the year ended July 31, 2022, two months ended July 31, 2021 and years ended May 31, 2021, 2020, 2019, and 2018, respectively.

(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    127

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 113.6%

ASSET-BACKED SECURITIES 2.6%

Collateralized Loan Obligations

Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A	— %(p)	07/15/30	4,250	$4,228,750
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	3.672(c)	10/21/30	2,500	2,452,329
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	3.789(c)	04/22/29	2,239	2,205,784
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.810(c)	07/20/30	2,500	2,455,375

TOTAL ASSET-BACKED SECURITIES (cost $11,385,597)				11,342,238

BANK LOANS 13.2%

Airlines 0.6%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	6.530(c)	04/21/28	2,655	2,560,903

Chemicals 1.0%

Alpha BV (United Kingdom),
Initial Dollar Term Loan, 1 Month LIBOR + 2.500%	4.870(c)	03/18/28	2,351	2,324,799
Diamond BC BV,
Term Loan B, 3 Month LIBOR + 2.750%	5.560(c)	09/29/28	1,393	1,327,877
LSF11 A5 HoldCo., LLC,
Term Loans, 1 Month SOFR + 3.610%	5.940(c)	10/15/28	713	687,656
TPC Group, Inc.,
Term Loan, CME Term SOFR + 10.000%^	11.800(c)	05/31/23	7	7,021

				4,347,353

Commercial Services 0.7%

Cimpress PLC,
Tranche B-1 Term Loan, 1 Month LIBOR + 3.500%^	5.870(c)	05/17/28	990	905,850

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services (cont’d.)

Trans Union LLC,
2021 Incremental Term B-6 Loan, 1 Month LIBOR + 2.250%	4.620%(c)	12/01/28	1,126	$1,096,833
Verscend Holding Corp.,
New Term Loan B, 1 Month LIBOR + 4.000%	6.370(c)	08/27/25	990	963,105

				2,965,788

Electric 0.2%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	8.810(c)	07/30/26	2,534	988,160

Electronics 0.3%

II-VI, Inc.,
Term Loan B, 1 Month LIBOR + 2.750%	4.460(c)	07/02/29	1,300	1,262,083

Entertainment 0.6%

Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 1 Month LIBOR + 3.000%	5.300(c)	10/21/24	2,429	2,386,253

Insurance 0.8%

Asurion LLC,
New B-9 Term Loan, 1 Month LIBOR + 3.250%	5.620(c)	07/31/27	1,012	947,914
Replacement B-6 Term Loan, 1 Month LIBOR + 3.130%	5.500(c)	11/03/23	2,434	2,388,817

				3,336,731

Packaging & Containers 0.7%

Trident TPI Holdings, Inc.,
First Lien Tranche B-3 Delayed Draw Term Loan, 3 Month LIBOR + 4.000%	6.250(c)	09/15/28	35	33,043
First Lien Tranche B-3 Initial Term Loan, 3 Month LIBOR + 4.000%	6.250(c)	09/15/28	391	370,608
Tranche B-1 Term Loan, 3 Month LIBOR + 3.250%	5.500(c)	10/17/24	2,870	2,777,309

				3,180,960

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    129

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Pharmaceuticals 0.6%

Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	4.870%(c)	03/01/24	2,522	$2,489,255

Retail 0.4%

LBM Acquisition LLC,
First Lien Initial Term Loan, 6 Month LIBOR + 3.750%	7.120(c)	12/17/27	1,237	1,061,665
White Cap Buyer LLC,
Term Loan, 1 Month SOFR + 3.750%	6.077(c)	10/19/27	893	851,793

				1,913,458

Software 4.7%

athenahealth, Inc.,
Initial Term Loan, 1 Month SOFR + 3.500%	5.650(c)	02/15/29	1,582	1,504,372
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	6.120(c)	10/02/25	4,371	4,203,024
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	7.870(c)	02/27/26	150	138,625
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	5.550(c)	02/06/26	5,896	5,728,082
Finastra USA, Inc.,
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	6.870(c)	06/13/24	3,536	3,295,756
Greeneden U.S. Holdings II LLC,
B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	6.370(c)	12/01/27	591	575,979
Rackspace Technology Global, Inc.,
Term B Loan, 3 Month LIBOR + 2.750%	4.160(c)	02/15/28	1,654	1,515,535
Skillsoft Finance II, Inc.,
Initial Term Loan, 3 Month SOFR + 5.360%	7.050(c)	07/14/28	1,301	1,226,024
TIBCO Software, Inc.,
Term Loan B-3, 1 Month LIBOR + 3.750%	6.130(c)	06/30/26	2,255	2,232,774

				20,420,171

Telecommunications 2.6%

Intelsat Jackson Holdings SA (Luxembourg),
Term B Loan, 1 Month SOFR + 4.250%	4.920(c)	02/01/29	3,063	2,894,800
MLN U.S. HoldCo., LLC,
Term Loan, 1 Month LIBOR + 4.500%	6.300(c)	11/30/25	49	30,562

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)

Viasat, Inc.,
Initial Term Loan, 1 Month SOFR + 4.610%	6.940%(c)	03/02/29	1,454	$1,348,348
West Corp.,
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.370(c)	10/10/24	5,609	4,638,317
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.370(c)	10/02/28	2,541	2,252,313

				11,164,340

TOTAL BANK LOANS (cost $61,236,097)				57,015,455

CORPORATE BONDS 97.8%

Aerospace & Defense 2.8%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	1,425	1,229,490
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	1,200	1,114,080
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	1,981	1,941,380
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	1,042	1,030,277
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	375	345,469
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500	04/15/25	875	871,075
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	650	637,000
TransDigm, Inc.,
Gtd. Notes	5.500	11/15/27	2,900	2,736,079
Gtd. Notes	7.500	03/15/27	775	788,059
Sr. Sec’d. Notes, 144A	6.250	03/15/26	1,425	1,430,887

				12,123,796

Airlines 1.5%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(aa)	5.500	04/20/26	4,700	4,611,875

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    131

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750%	01/20/26	500	$483,410
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	1,480	1,424,868

				6,520,153

Apparel 0.4%

William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	1,797	1,783,125

Auto Manufacturers 0.4%

Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	10/01/27	1,075	1,022,617
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	650	617,500
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	300	260,974

				1,901,091

Auto Parts & Equipment 1.2%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	1,800	1,678,860
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	03/15/26	109	103,264
Gtd. Notes	6.500	04/01/27	1,200	1,151,855
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	2,000	1,880,165
Titan International, Inc.,
Sr. Sec’d. Notes	7.000	04/30/28	375	360,320

				5,174,464

Banks 0.2%

Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	850	855,312

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials 1.3%

Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875%	01/31/27	350	$310,852
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.875	12/15/27	1,425	1,196,333
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,925	1,828,193
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	1,800	1,735,284
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	6.500	03/15/27	550	543,079

				5,613,741

Chemicals 2.1%

Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A	6.750	08/15/24	395	347,707
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	1,862	1,758,641
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.125	03/15/27	2,025	1,726,313
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	149	80,120
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	287	290,536
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A	5.750	07/15/25	411	308,250
Sr. Sec’d. Notes, 144A(aa)	9.500	07/01/25	3,375	3,290,625
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	450	431,177
Sr. Sec’d. Notes, 144A	5.625	10/01/24	675	657,488

				8,890,857

Commercial Services 6.3%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	446	418,472
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	07/15/26	7,000	6,789,294
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	597	546,679
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	1,925	1,614,932

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    133

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625%	10/01/27	950	$908,214
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A	5.750	07/15/27	825	788,073
Gtd. Notes, 144A	5.750	07/15/27	1,625	1,538,302
Brink’s Co. (The),
Gtd. Notes, 144A	5.500	07/15/25	825	833,159
Herc Holdings, Inc.,
Gtd. Notes, 144A	5.500	07/15/27	2,576	2,577,659
Hertz Corp. (The),
Gtd. Notes, 144A	4.625	12/01/26	250	226,217
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	600	558,401
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(aa)	5.000	02/01/25	5,380	5,299,300
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	5,235	5,269,033

				27,367,735

Computers 0.4%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	250	220,000
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27	205	200,128
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	1,500	1,495,331

				1,915,459

Distribution/Wholesale 0.9%

Avient Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	05/15/25	3,754	3,773,146
H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	200	174,419

				3,947,565

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services 4.2%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750%	12/15/24	2,675	$2,463,767
goeasy Ltd. (Canada),
Gtd. Notes, 144A	4.375	05/01/26	450	385,875
Gtd. Notes, 144A(aa)	5.375	12/01/24	4,241	4,002,444
Home Point Capital, Inc.,
Gtd. Notes, 144A	5.000	02/01/26	1,050	724,484
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	1,075	653,171
Gtd. Notes, 144A	6.500	11/01/25	850	556,533
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	550	449,415
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000	01/15/27	1,075	996,406
OneMain Finance Corp.,
Gtd. Notes	6.125	03/15/24	500	495,116
Gtd. Notes	6.875	03/15/25	3,025	2,986,999
Gtd. Notes(aa)	7.125	03/15/26	4,150	4,043,343
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A	7.875	05/01/27	475	437,000

				18,194,553

Electric 1.7%

Calpine Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.250	06/01/26	1,716	1,720,737
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	250	240,788
Gtd. Notes	6.625	01/15/27	207	210,242
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	3,750	3,695,436
Gtd. Notes, 144A	5.500	09/01/26	1,500	1,518,976

				7,386,179

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    135

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.8%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125%	06/15/25	1,950	$2,017,111
Gtd. Notes, 144A	7.250	06/15/28	1,200	1,251,488

				3,268,599

Electronics 0.5%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	2,075	1,974,460

Energy-Alternate Sources 0.2%

Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A	6.500	01/15/26	700	693,827

Entertainment 4.8%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250	07/01/25	4,550	4,544,201
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A	5.750	07/01/25	1,660	1,659,883
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	1,350	1,267,262
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	1,000	999,730
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,500	2,537,500
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	1,100	880,000
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	3,880	3,601,058
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	875	908,990
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	7.750	04/15/25	4,109	4,105,818

				20,504,442

Foods 3.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.250	03/15/26	737	684,608

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC, (cont’d.)
Gtd. Notes, 144A(aa)	4.625%	01/15/27		2,675	$2,539,008
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25		2,750	2,649,372
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		2,525	2,433,830
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	600	610,118
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A(aa)	5.875	09/30/27		4,500	4,501,392
Post Holdings, Inc.,
Gtd. Notes, 144A	5.750	03/01/27		88	88,035
US Foods, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/15/25		675	687,504

					14,193,867

Gas 0.8%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24		1,200	1,215,965
Sr. Unsec’d. Notes	5.750	05/20/27		1,625	1,636,524
Sr. Unsec’d. Notes	5.875	08/20/26		550	556,987

					3,409,476

Healthcare-Services 4.6%

HCA, Inc.,
Gtd. Notes(aa)	5.875	02/15/26		4,214	4,357,090
Gtd. Notes	7.050	12/01/27		792	861,005
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		50	44,808
Sr. Sec’d. Notes, 144A	6.750	04/15/25		2,725	2,726,630
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25		3,208	2,811,942
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26		4,050	3,807,638
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28		875	852,638
Sr. Sec’d. Notes(aa)	4.625	07/15/24		3,205	3,201,118

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    137

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp., (cont’d.)
Sr. Sec’d. Notes, 144A	4.875%	01/01/26	375	$369,405
Sr. Sec’d. Notes, 144A	5.125	11/01/27	600	591,149

				19,623,423

Home Builders 5.3%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	600	525,744
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	3,775	3,329,746
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	2,887	2,593,825
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	1,000	1,016,604
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	3,420	2,975,400
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	2,030	1,795,984
KB Home,
Gtd. Notes	6.875	06/15/27	432	447,063
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	950	880,005
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	3,200	2,808,000
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	1,115	1,132,688
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	550	459,820
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	1,155	1,018,980
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	1,296	1,323,479
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
Gtd. Notes	5.875	06/15/24	700	704,392
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	1,850	1,783,980

				22,795,710

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Internet 2.6%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875%	09/15/27	2,120	$1,882,992
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	700	660,369
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A	5.250	12/01/27	600	587,087
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	2,235	1,945,832
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.000	04/15/25	6,150	6,126,817

				11,203,097

Iron/Steel 0.4%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	1,859	1,904,669

Leisure Time 0.1%

Viking Cruises Ltd.,
Gtd. Notes, 144A	6.250	05/15/25	500	446,250

Lodging 2.8%

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	500	468,673
MGM Resorts International,
Gtd. Notes(aa)	4.625	09/01/26	4,585	4,278,975
Gtd. Notes	5.750	06/15/25	75	74,078
Gtd. Notes(aa)	6.750	05/01/25	3,162	3,210,315
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	5.875	05/15/25	3,896	3,586,266
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	650	526,500

				12,144,807

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    139

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 1.6%

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A(aa)	10.125%	08/01/24	3,996	$3,768,551
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(aa)	5.250	07/15/27	3,175	3,048,000

				6,816,551

Media 11.2%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	1,560	1,505,400
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/27	4,515	4,430,283
Sr. Unsec’d. Notes, 144A(aa)	5.500	05/01/26	3,374	3,370,764
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	1,500	1,424,395
Gtd. Notes, 144A(aa)	5.500	04/15/27	4,520	4,377,386
Sr. Unsec’d. Notes	5.250	06/01/24	750	742,760
Sr. Unsec’d. Notes	5.875	09/15/22	1,000	999,595
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	183,424
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	1,550	1,525,624
Gtd. Notes(aa)	5.875	11/15/24	3,850	3,561,828
Gtd. Notes	7.750	07/01/26	2,595	2,143,037
Gray Television, Inc.,
Gtd. Notes, 144A(aa)	5.875	07/15/26	5,373	5,340,704
iHeartCommunications, Inc.,
Gtd. Notes	8.375	05/01/27	1,245	1,113,480
Sr. Sec’d. Notes	6.375	05/01/26	1,665	1,619,206
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	2,010	1,913,824
Nexstar Media, Inc.,
Gtd. Notes, 144A	5.625	07/15/27	1,500	1,500,392
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.500	09/15/26	3,350	3,100,325
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	400	358,195

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125%	02/15/25	5,985	$5,854,093
Videotron Ltd. (Canada),
Gtd. Notes, 144A(aa)	5.375	06/15/24	3,214	3,226,052

				48,290,767

Mining 2.5%

Constellium SE,
Gtd. Notes, 144A	5.875	02/15/26	2,250	2,182,500
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	500	496,905
Gtd. Notes, 144A	7.500	04/01/25	2,280	2,255,490
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	4.500	04/01/26	2,920	2,416,300
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500	07/15/27	600	469,500
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	2,945	2,742,471

				10,563,166

Miscellaneous Manufacturing 0.3%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	1,300	1,264,601

Office/Business Equipment 1.6%

CDW LLC/CDW Finance Corp.,
Gtd. Notes(aa)	4.125	05/01/25	7,165	7,047,525

Oil & Gas 4.7%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	850	877,647
Antero Resources Corp.,
Gtd. Notes, 144A	8.375	07/15/26	750	807,570
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	3,000	2,903,427
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	1,635	1,663,613

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    141

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500%	02/01/26		2,936	$2,936,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27		800	827,232
Nabors Industries, Inc.,
Gtd. Notes, 144A	7.375	05/15/27		900	894,525
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.875	09/01/25		2,425	2,497,582
Parkland Corp. (Canada),
Gtd. Notes, 144A	5.875	07/15/27		975	950,625
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	1,000	1,043,238
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		500	499,482
Gtd. Notes	5.000	03/15/23		2,000	2,007,301
Southwestern Energy Co.,
Gtd. Notes	8.375	09/15/28		900	967,037
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	6.000	04/15/27		1,200	1,194,801

					20,070,080

Packaging & Containers 1.4%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		525	472,547
Sr. Unsec’d. Notes, 144A	5.250	08/15/27		1,325	1,005,344
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		500	423,420
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28		1,950	1,628,250
LABL, Inc.,
Sr. Sec’d. Notes, 144A	6.750	07/15/26		250	241,940
Sr. Unsec’d. Notes, 144A	10.500	07/15/27		1,000	949,669

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625%	05/13/27	299	$287,553
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	9.250	08/01/24	1,000	927,685

				5,936,408

Pharmaceuticals 2.3%

AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	1,550	1,481,416
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(aa)	8.500	01/31/27	7,909	4,994,913
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	11/15/25	5,139	3,458,657

				9,934,986

Pipelines 2.3%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	175	174,251
Gtd. Notes, 144A	7.875	05/15/26	2,525	2,641,361
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	6.000	07/01/25	505	506,064
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	08/01/27	750	691,675
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	475	441,405
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	6.000	03/01/27	1,384	1,294,499
Gtd. Notes, 144A	7.500	10/01/25	1,500	1,506,644
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.600(cc)	02/01/25	2,100	2,060,987
Sr. Unsec’d. Notes	3.950	06/01/25	500	494,986

				9,811,872

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    143

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 1.1%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875%	11/15/25		3,025	$2,571,322
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25		100	99,907
Howard Hughes Corp. (The),
Gtd. Notes, 144A	5.375	08/01/28		2,122	1,988,941

					4,660,170

Real Estate Investment Trusts (REITs) 3.8%

Diversified Healthcare Trust,
Gtd. Notes(aa)	9.750	06/15/25		2,734	2,726,550
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27		1,900	1,828,846
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		2,500	2,563,916
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A(aa)	7.875	02/15/25		8,425	8,475,633
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.500	09/01/26		901	860,347

					16,455,292

Retail 2.1%

At Home Group, Inc.,
Sr. Sec’d. Notes, 144A	4.875	07/15/28		100	78,500
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		825	788,438
Sr. Unsec’d. Notes	3.875	05/15/23		1,800	1,788,736
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	200	186,656
Sr. Sec’d. Notes	6.250	10/30/25	EUR	308	291,328
Sr. Sec’d. Notes, 144A	6.750	02/07/25		1,325	1,264,355
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		4,910	4,794,860

					9,192,873

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors 1.4%

Microchip Technology, Inc.,
Gtd. Notes(aa)	4.250%	09/01/25	6,200	$6,169,437

Software 2.8%

Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	2,000	1,979,262
Camelot Finance SA,
Sr. Sec’d. Notes, 144A	4.500	11/01/26	5,720	5,458,882
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A	5.750	03/01/25	2,216	2,205,464
SS&C Technologies, Inc.,
Gtd. Notes, 144A	5.500	09/30/27	2,500	2,461,830

				12,105,438

Telecommunications 8.5%

Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27	2,820	2,774,513
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	6.000	03/01/26	1,280	1,244,992
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	1,663	1,392,124
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,000	938,938
Sr. Sec’d. Notes, 144A	8.750	05/25/24	3,560	3,330,380
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	1,000	630,000
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	1,575	1,508,063
Level 3 Financing, Inc.,
Gtd. Notes	5.250	03/15/26	4,610	4,571,949
Gtd. Notes	5.375	05/01/25	4,000	4,001,354
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes	5.750	01/15/23	1,795	1,799,487
Sprint Corp.,
Gtd. Notes	7.625	02/15/25	2,030	2,167,346
Gtd. Notes(aa)	7.625	03/01/26	5,150	5,647,914

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    145

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Viasat, Inc.,
Sr. Sec’d. Notes, 144A	5.625%	04/15/27	550	$518,934
Sr. Unsec’d. Notes, 144A(aa)	5.625	09/15/25	3,460	3,046,136
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.000	03/01/27	3,720	3,258,287

				36,830,417

Transportation 0.4%

XPO Logistics, Inc.,
Gtd. Notes, 144A(aa)	6.250	05/01/25	1,603	1,624,277

Trucking & Leasing 0.2%

Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A	5.500	05/01/28	850	767,123

TOTAL CORPORATE BONDS (cost $454,445,868)				421,377,640

			Units

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $0)			104,385	11

TOTAL LONG-TERM INVESTMENTS (cost $527,067,562)				489,735,344

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

SHORT-TERM INVESTMENT 14.3%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $61,839,646)	61,839,646	$61,839,646

TOTAL INVESTMENTS 127.9% (cost $588,907,208)		551,574,990
Liabilities in excess of other assets(z) (27.9)%		(120,468,993)

NET ASSETS 100.0%		$431,105,997

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $912,882 and 0.2% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $159,164,528 segregated as collateral for amount of $125,000,000 borrowed and outstanding as of July 31, 2022.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at July 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

athenahealth, Inc., Term Loan, 1 Month LIBOR + 3.500%, 3.500%(c), Maturity Date 02/15/29 (cost $268,116)	268	$254,978	$—	$(13,138)
TPC Group, Inc., DIP Facility, CME Term SOFR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $11,628)^	12	11,628	—	—
Trident TPI Holdings, Inc., First Lien Tranche B-3 Delayed Draw Term Loan, 1 Month LIBOR + 4.000%, 4.000%(c), Maturity Date 09/15/28 (cost $20,794)	21	19,703	—	(1,091)

		$286,309	$—	$(14,229)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    147

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Forward foreign currency exchange contracts outstanding at July 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	Bank of America, N.A.	GBP	534	$644,677	$650,370	$5,693	$—
Euro,
Expiring 08/02/22	BNP Paribas S.A.	EUR	1,465	1,499,804	1,497,487	—	(2,317)

				$2,144,481	$2,147,857	5,693	(2,317)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 08/02/22	BNP Paribas S.A.	GBP	534	$655,162	$650,369	$4,793	$—
Expiring 09/02/22	Bank of America, N.A.	GBP	534	645,131	650,822	—	(5,691)
Euro,
Expiring 08/02/22	Bank of America, N.A.	EUR	1,465	1,545,215	1,497,487	47,728	—
Expiring 09/02/22	BNP Paribas S.A.	EUR	1,465	1,503,129	1,500,705	2,424	—

				$4,348,637	$4,299,383	54,945	(5,691)

						$60,638	$(8,008)

Credit default swap agreement outstanding at July 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	5,450	$74,549	$63,135	$(11,414)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2022(4)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.37.V2	12/20/26	5.000%(Q)	24,166	4.360%	$1,289,717	$708,442	$(581,275)
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	21,374	4.710%	(590,904)	367,529	958,433

					$698,813	$1,075,971	$377,158

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Credit default swap agreement outstanding at July 31, 2022 (continued):

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$3,885,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    149

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$11,342,238	$—
Bank Loans	—	56,102,584	912,871
Corporate Bonds	—	421,377,640	—
Warrants	—	—	11
Short-Term Investment
Unaffiliated Fund	61,839,646	—	—

Total	$61,839,646	$488,822,462	$912,882

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$60,638	$—
Centrally Cleared Credit Default Swap Agreement	—	958,433	—

Total	$—	$1,019,071	$—

Liabilities
Unfunded Loan Commitments	$—	$(14,229)	$—
OTC Forward Foreign Currency Exchange Contracts	—	(8,008)	—
Centrally Cleared Credit Default Swap Agreements	—	(592,689)	—

Total	$—	$(614,926)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Unaffiliated Fund	14.3%
Media	11.2
Telecommunications	11.1
Software	7.5
Commercial Services	7.0
Entertainment	5.4
Home Builders	5.3
Oil & Gas	4.7

Healthcare-Services	4.6%
Diversified Financial Services	4.2
Real Estate Investment Trusts (REITs)	3.8
Foods	3.3
Chemicals	3.1
Pharmaceuticals	2.9
Lodging	2.8
Aerospace & Defense	2.8

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Collateralized Loan Obligations	2.6%
Internet	2.6
Retail	2.5
Mining	2.5
Pipelines	2.3
Packaging & Containers	2.1
Airlines	2.1
Electric	1.9
Office/Business Equipment	1.6
Machinery-Diversified	1.6
Semiconductors	1.4
Building Materials	1.3
Auto Parts & Equipment	1.2
Real Estate	1.1
Distribution/Wholesale	0.9
Gas	0.8
Insurance	0.8

Electrical Components & Equipment	0.8%
Electronics	0.8
Computers	0.4
Iron/Steel	0.4
Auto Manufacturers	0.4
Apparel	0.4
Transportation	0.4
Miscellaneous Manufacturing	0.3
Banks	0.2
Trucking & Leasing	0.2
Energy-Alternate Sources	0.2
Leisure Time	0.1

127.9
Liabilities in excess of other assets	(27.9)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$958,433*	Due from/to broker-variation margin swaps	$592,689*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	60,638	Unrealized depreciation on OTC forward foreign currency exchange contracts	8,008

		$1,019,071		$600,697

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    151

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$(684,470)
Foreign exchange contracts	41,110	—
Interest rate contracts	—	(1,442,601)

Total	$41,110	$(2,127,071)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$348,504
Foreign exchange contracts	52,630	—

Total	$52,630	$348,504

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Forward Foreign Currency Exchange Contracts - Purchased (1)	$ 609,741
Forward Foreign Currency Exchange Contracts - Sold (1)	1,257,796
Credit Default Swap Agreements - Buy Protection (2)	1,090,000
Credit Default Swap Agreements - Sell Protection (2)	18,468,000
Total Return Swap Agreements (2)	16,850,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Value at Settlement Date.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Schedule of Investments (continued)

as of July 31, 2022

presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$53,421	$(5,691)	$47,730	$—	$47,730
BNP Paribas S.A.	7,217	(2,317)	4,900	—	4,900

	$60,638	$(8,008)	$52,630	$—	$52,630

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    153

PGIM Short Duration High Yield Opportunities Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $588,907,208)	$551,574,990
Cash	1,458,457
Interest receivable	8,120,064
Deposit with broker for centrally cleared/exchange-traded derivatives	3,885,000
Receivable for investments sold	1,259,652
Due from broker—variation margin swaps	80,646
Unrealized appreciation on OTC forward foreign currency exchange contracts	60,638
Prepaid expenses and other assets	1,689

Total Assets	566,441,136

Liabilities

Loan payable	125,000,000
Payable for investments purchased	9,312,238
Management fee payable	462,195
Interest payable	303,749
Dividends payable	126,089
Accrued expenses and other liabilities	107,768
Unrealized depreciation on unfunded loan commitments	14,229
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,008
Trustees’ fees payable	863

Total Liabilities	135,335,139

Net Assets	$431,105,997

Net assets were comprised of:
Shares of beneficial interest, at par	$24,673
Paid-in capital in excess of par	487,542,263
Total distributable earnings (loss)	(56,460,939)

Net assets, July 31, 2022	$431,105,997

Net asset value and redemption price per share ($431,105,997 ÷ 24,673,056 common shares issued and outstanding)	$17.47

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$25,163,701
Unaffiliated dividend income	148,644
Affiliated dividend income	12,458

Total income	25,324,803

Expenses
Management fee	6,022,889
Interest expense	1,705,722
Legal fees and expenses	150,699
Custodian and accounting fees	71,011
Shareholders’ reports	67,576
Audit fee	45,000
Exchange listing fees	36,582
Transfer agent’s fees and expenses	15,218
Trustees’ fees	11,133
Miscellaneous	27,721

Total expenses	8,153,551

Net investment income (loss)	17,171,252

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(1,678,598)
Forward currency contract transactions	41,110
Swap agreement transactions	(2,127,071)
Foreign currency transactions	10,735

(3,753,824)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,811,239)
Forward currency contracts	52,630
Swap agreements	348,504
Foreign currencies	(258)
Unfunded loan commitments	(14,229)

(41,424,592)

Net gain (loss) on investment and foreign currency transactions	(45,178,416)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(28,007,164)

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    155

PGIM Short Duration High Yield Opportunities Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2022	November 25, 2020* through July 31, 2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$17,171,252	$10,210,274
Net realized gain (loss) on investment and foreign currency transactions	(3,753,824)	1,574,617
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(41,424,592)	4,496,261

Net increase (decrease) in net assets resulting from operations	(28,007,164)	16,281,152

Dividends and Distributions
Distributions from distributable earnings	(26,846,491)	(17,948,001)
Tax return of capital distributions	(5,129,790)	(704,829)

Total dividends and distributions	(31,976,281)	(18,652,830)

Fund share transactions
Net proceeds from shares sold	—	493,361,120

Total increase (decrease)	(59,983,445)	490,989,442

Net Assets:

Beginning of period	491,089,442	100,000

End of period	$431,105,997	$491,089,442

*	Commencement of operations.

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows

Year Ended July 31, 2022

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(28,007,164)

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Proceeds from disposition of long-term portfolio investments, net of amounts receivable	273,346,414
Purchases of long-term portfolio investments, net of amounts payable	(189,147,757)
Net proceeds (purchases) of short-term portfolio investments	(43,356,815)
Net premiums (paid) received for swap agreements	(1,778,567)
Amortization of premium and accretion of discount on portfolio investments	8,561,115
Net realized (gain) loss on investment transactions	1,678,598
Net realized (gain) loss on forward currency contract transactions	(41,110)
Net realized (gain) loss on swap agreement transactions	2,127,071
Net realized (gain) loss on foreign currency transactions	(10,735)
Net change in unrealized (appreciation) depreciation on investments	41,811,239
Net change in unrealized (appreciation) depreciation on forward currency contracts	(52,630)
Net change in unrealized (appreciation) depreciation on swap agreements	(348,504)
Net change in unrealized (appreciation) depreciation on foreign currencies	258
Net change in unrealized (appreciation) depreciation on unfunded loan commitments	14,229
(Increase) Decrease In Assets:
Interest receivable	591,481
Prepaid expenses and other assets	240,798
Increase (Decrease) In Liabilities:
Management fee payable	(87,196)
Interest payable	190,827
Dividends payable	(392)
Accrued expenses and other liabilities	6,376
Trustees’ fees payable	33
Exchange listing fees payable	(16,900)
Due to broker - variation margin swaps	(13,892)

Total adjustments	93,713,941

Net cash provided by (used for) operating activities	65,706,777

Effect of exchange rate changes on cash	51,587

Cash Flows Provided By (Used For) Financing Activities:
Decrease in borrowing	(29,000,000)
Cash paid on distributions from distributable earnings	(31,976,281)

Net cash provided by (used for) financing activities	(60,976,281)

Net increase (decrease) in cash and restricted cash	4,782,083

Cash and restricted cash at beginning of year	642,020

Cash And Restricted Cash At End Of Year	$5,424,103

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,514,895

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    157

PGIM Short Duration High Yield Opportunities Fund

Statement of Cash Flows     (continued)

Year Ended July 31, 2022

Reconciliation Of Cash And Restricted Cash Reported With The Statement Of Assets And Liabilities To The Statement Of Cash Flows:

July 31, 2022

Cash	$1,458,457
Restricted cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	3,885,000
Due from broker-variation margin swaps	80,646

Total Cash and Restricted Cash	$5,424,103

See Notes to Financial Statements.

PGIM Short Duration High Yield Opportunities Fund

Financial Highlights

Year Ended July 31, 2022

	Year Ended July 31, 2022	November 25, 2020(a) through July 31, 2021

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.90	$20.00
Income (loss) from investment operations:
Net investment income (loss)	0.70	0.42
Net realized and unrealized gain (loss) on investment	(1.83)	0.24
Total from investment operations	(1.13)	0.66
Less Dividends and Distributions:
Dividends from net investment income	(1.09)	(0.73)
Tax return of capital distributions	(0.21)	(0.03)
Total dividends and distributions	(1.30)	(0.76)
Net asset value, end of period	$17.47	$19.90
Market price, end of period	$15.59	$19.50
Total Return(c):	(13.84)%	1.38%

Ratios/Supplemental Data:
Net assets, end of period (000)	$431,106	$491,089
Average net assets (000)	$465,574	$489,610
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.75%	1.50	%(f)
Expenses before waivers and/or expense reimbursement(e)	1.75%	1.50	%(f)
Net investment income (loss)	3.69%	3.09	%(f)
Portfolio turnover rate(g)	32%	45%
Asset coverage	445%	419%
Total debt outstanding at period-end (000)	$125,000	$154,000

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes interest expense of 0.37% for the year ended July 31, 2022 and interest expense of 0.20% and a tax expense of 0.01% for the period ended July 31, 2021.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Fixed Income Closed-End Funds    159

Notes to Financial Statements

1.	Organization

PGIM Global High Yield Fund, Inc. (“Global High Yield” or “GHY”), PGIM High Yield Bond Fund, Inc. (“High Yield Bond” or “ISD”) and PGIM Short Duration High Yield Opportunities Fund (“Short Duration High Yield Opportunities” or “SDHY”) (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified, closed-end management investment companies. Global High Yield and High Yield Bond were organized as Maryland corporations on July 23, 2012 and November 14, 2011, respectively. Short Duration High Yield Opportunities was organized as a Maryland statutory trust on May 18, 2020.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
Global High Yield	Provide a high level of current income.
High Yield Bond	Provide a high level of current income.
Short Duration High Yield Opportunities	Provide total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. Global High Yield and High Yield Bond Board of Directors and Short Duration High Yield Opportunities Board of Trustees (collectively, the “Board Members”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board Member’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board Member’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or sell Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing

PGIM Fixed Income Closed-End Funds    161

Notes to Financial Statements (continued)

transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board Members. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds enter into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

PGIM Fixed Income Closed-End Funds    163

Notes to Financial Statements (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency. The cash amounts pledged for forward currency contracts are considered restricted cash and are included in “Cash segregated for counterparty - OTC” in the Statement of Assets and Liabilities.

Swap Agreements: Certain Funds entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Due from broker-variation margin swaps” and “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Funds are subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Funds are subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Funds entered into total return swaps to manage its exposure to a security or an index. The Funds’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

PGIM Fixed Income Closed-End Funds    165

Notes to Financial Statements (continued)

Bank Loans: Certain Funds invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Funds acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Funds generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Funds generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Funds generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, a Funds will assume the credit risk of both the borrower and the institution selling the participation to the Funds.

Master Netting Arrangements: The Funds are subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Funds. A master netting arrangement between the Funds and the counterparty permits the Funds to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Each Fund is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: Certain Funds held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Funds until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board Members approved fair valuation procedures.

Payment-In-Kind: Certain Funds invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

PGIM Fixed Income Closed-End Funds    167

Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders (for purposes of this report the shareholders of SDHY and the stockholders of ISD and GHY are referred to as “shareholders”). Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Funds intend to make a level dividend distribution each month to the holders of common stock of ISD and GHY, and to the holders of common shares of beneficial interest (“common shares”) of SDHY (sometimes collectively referred to herein as “shares”). The level dividend rate may be modified by the Board Members from time to time, and will be based upon the past and projected performance and expenses of the Funds. The Funds intend to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Funds an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of common stock/common shares more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Funds intend to rely on this exemptive order. The Board Members may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

Each Fund has a management agreement with PGIM Investments. Pursuant to these agreements, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. With respect to ISD and GHY,PGIM Investments has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Funds through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited. With respect to SDHY, PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”).

The management fee paid to the Manager is accrued daily and payable monthly, using the average daily value of the Fund’s investable assets at the respective annual rates specified below. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

Fund	Management Fee
Global High Yield	0.85%
High Yield Bond	0.80
Short Duration High Yield Opportunities	1.00

PGIM Investments, PGIM Limited and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

The Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Funds changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

PGIM Fixed Income Closed-End Funds    169

Notes to Financial Statements (continued)

The Funds may enter into certain securities purchase or sale transactions under Board Members approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2022, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Global High Yield	$265,663,074	$398,603,894
High Yield Bond	195,529,608	288,785,550
Short Duration High Yield Opportunities	180,348,929	275,182,059

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended July 31, 2022, is presented as follows:

Global High Yield

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$17,190,234	$166,991,707	$184,181,941	$—	$—	$—	—	$9,099

High Yield Bond

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$35,736,037	$68,188,721	$103,924,758	$—	$—	$—	—	$9,068

Short Duration High Yield Opportunities

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$18,482,831	$92,229,394	$110,712,225	$—	$—	$—	—	$12,458

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Tax Return of Capital	Total Dividends and Distributions
Global High Yield	$51,564,088	$ —	$51,564,088
High Yield Bond	35,564,527	6,338,945	41,903,472
Short Duration High Yield Opportunities	26,846,491	5,129,790	31,976,281

For the year ended July 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Tax Return of Capital	Total Dividends and Distributions
Global High Yield	$45,046,004	$6,518,084	$51,564,088
High Yield Bond	5,937,281	1,046,631	6,983,912
Short Duration High Yield Opportunities	17,948,001	704,829	18,652,830

For the year ended July 31, 2022, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income
Global High Yield	$11,299,304
High Yield Bond	—
Short Duration High Yield Opportunities	—

PGIM Fixed Income Closed-End Funds    171

Notes to Financial Statements (continued)

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of July 31, 2022 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Global High Yield	$758,559,427	$17,902,482	$(158,527,532)	$(140,625,050)
High Yield Bond	656,722,370	12,063,078	(77,992,489)	(65,929,411)
Short Duration High Yield Opportunities	602,282,531	1,520,978	(51,824,374)	(50,303,396)

The difference between GAAP basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, securities in default and mark-to-market receivables and payables.

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31, 2022 which can be carried forward for an unlimited period. The Global High Yield and High Yield Bond utilized approximately $6,528,000 and $7,448,000, respectively, of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2022. No capital gains distributions are expected to be paid to shareholders until net gains have been realized inexcess of such losses.

Fund	Capital Loss Carryforward
Global High Yield	$104,048,000
High Yield Bond	74,649,000
Short Duration High Yield Opportunities	6,031,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

Global High Yield and High Yield Bond have 1 billion shares of $0.001 par value common stock authorized. Short Duration High Yield Opportunities has authorized an unlimited amount of common shares of beneficial interest with $0.001 par value per share. As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Global High Yield	11,821	0.03%
High Yield Bond	12,099	0.04%
Short Duration High Yield Opportunities	5,533	0.02%

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
Global High Yield Fund, Inc.	—	—%
High Yield Bond Fund, Inc.	—	—
Short Duration High Yield Opportunities Fund	—	—
Unaffiliated:
Global High Yield Fund, Inc.	7	57.7
High Yield Bond Fund, Inc.	6	55.9
Short Duration High Yield Opportunities Fund	5	72.9

For the reporting period ended July 31, 2022, the Funds did not issue any shares of common stock/common shares in connection with the Funds’ dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

Each Fund has entered into a committed credit facility agreement (the “Credit Facility”). Global High Yield has entered into a credit facility agreement with BNP Paribas Prime Brokerage, Inc.; High Yield Bond and Short Duration High Yield Opportunities have entered into credit facility agreements with The Bank of Nova Scotia (collectively, the “Financial Institutions”) pursuant to which Global High Yield, High Yield Bond and Short Duration High Yield Opportunities may borrow up to a maximum commitment amount of $300 million, $240 million and $250 million, respectively. The Funds will pay interest in the amount of 0.75% plus the 1-month U.S. Dollar London Interbank Offered Rate (LIBOR) on the amount outstanding. Such interest expenses, as well as fees for the Credit Facility (including commitment fees for any portion of the Credit Facility not drawn upon at any time during the period), are disclosed in the Statement of Operations under Interest and Miscellaneous expense, respectively. The Funds’ obligations under the Credit Facility are secured by the assets of the Funds segregated for the purpose of securing the amount borrowed and are indicated in the Schedule of Investments. The purpose of the Credit Facility is to provide the Funds with portfolio leverage and to meet its general cash flow requirements. If the Funds fails to meet certain requirements or maintain other financial covenants required under the Credit Facility, the Funds may be required to repay immediately, in part or in full, the loan balance outstanding.

The following Funds utilized the credit facility during the year ended July 31, 2022. The

PGIM Fixed Income Closed-End Funds    173

Notes to Financial Statements (continued)

average balance outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2022
Global High Yield	$166,287,671	1.17%	365	$249,000,000	$ 89,000,000
High Yield Bond	156,723,288	1.18	365	181,000,000	120,000,000
Short Duration High Yield Opportunities	136,635,616	1.23	365	154,000,000	125,000,000

Re-hypothecation: The credit facility permits, subject to certain conditions, the Financial Institutions to re-hypothecate, a portion of the portfolio securities segregated by the Funds as collateral. The Funds continue to receive interest on re-hypothecated securities. The Funds also have the right under the agreement to recall the re-hypothecated securities from the Financial Institutions on demand. If the Financial Institutions fail to deliver the recalled security in a timely manner, the Funds will be compensated by the Financial Institutions for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the Financial Institutions, the Funds, upon notice to the Financial Institutions, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Funds will receive a portion of the fees earned by the Financial Institutions in connection with the re-hypothecation of portfolio securities which reduces the interest expense on borrowings. For the year ended July 31, 2022, there were no re-hypothecated securities.

9.	Risks of Investing in the Funds

The following is a summary description of principal risks of investing in the Funds. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

PGIM Fixed Income Closed-End Funds    175

Notes to Financial Statements (continued)

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate

PGIM Fixed Income Closed-End Funds    177

Notes to Financial Statements (continued)

during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an

PGIM Fixed Income Closed-End Funds    179

Notes to Financial Statements (continued)

Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

PGIM Fixed Income Closed-End Funds    181

Notes to Financial Statements (continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

11.	Subsequent Event

Dividends to shareholders: On August 31, 2022, Global High Yield and High Yield Bond declared monthly dividends of $0.105 per share and Short Duration High Yield Opportunities declared monthly dividends of $0.108 per share payable on September 30, 2022, October 31, 2022 and November 30, 2022, respectively, to shareholders of record on September 16, 2022, October 14, 2022 and November 10, 2022, respectively. The ex-dates are September 15, 2022, October 13, 2022 and November 9, 2022, respectively.

PGIM Fixed Income Closed-End Funds    183

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PGIM Global High Yield Fund, Inc. and PGIM High Yield Bond Fund, Inc., the Board of Trustees of PGIM Short Duration High Yield Opportunities Fund and Shareholders of PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations, of changes in net assets and of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations, changes in each of their net assets, each of their cash flows and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements
PGIM Global High Yield Fund, Inc.	Statements of operations and of cash flows for the year ended July 31, 2022 and the statements of changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2022

PGIM High Yield Bond Fund, Inc.	Statements of operations and of cash flows for the year ended July 31, 2022 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2022, for the period June 1, 2021 through July 31, 2021 and for the year ended May 31, 2021

PGIM Short Duration High Yield Opportunities Fund	Statements of operations and of cash flows for the year ended July 31, 2022 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2022 and for the period November 25, 2020 (commencement of operations) through July 31, 2021

The financial statements of PGIM Global High Yield Fund, Inc. as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements of PGIM High Yield Bond Fund, Inc. as of and for the year ended May 31, 2020 and the financial highlights for each of the periods ended on or prior to

May 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 20, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Fixed Income Closed-End Funds    185

Tax Information (unaudited)

For the year ended July 31, 2022, the Funds report the maximum amount allowable but not less than the following percentages of interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code

IRD
Global High Yield	30.47%
High Yield Bond	77.13%
Short Duration High Yield Opportunities	72.74%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

Other Information

PGIM GLOBAL HIGH YIELD FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2021 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to the Fund’s stockholders.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in high yield fixed income instruments of companies and governments located around the world, including emerging markets. Under normal market conditions at least 80% of the Fund’s Investable Assets (as defined below) will be invested in a portfolio of global high yield fixed income instruments with varying maturities and other investments (including derivatives) with similar economic characteristics. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. This 80% investment policy is a non-fundamental policy and may be changed by the Board without stockholder approval and after providing common stockholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “high yield” refers to fixed income instruments that are rated below investment grade (rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality. The term “Investable Assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund. The Fund may invest in instruments of any duration or maturity.

The Fund expects to invest in at least four countries (including the United States) and approximately 40% of its Investable Assets in instruments of foreign issuers, dependent upon current investment opportunities. The Fund’s investments in foreign issuers may be lower if conditions are not favorable, but such investments may not be lower than 30% of the Fund’s Investable Assets. Such investments include fixed income instruments of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities. The Fund invests in securities of emerging market countries. The Fund may invest in fixed income instruments that are denominated in U.S. dollars or foreign currencies.

PGIM Fixed Income Closed-End Funds    187

Other Information (continued)

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Fund considers fixed income instruments to include bonds, debentures, notes, commercial paper floating rate or variable rate instruments and other similar types of debt instruments, as well as, loan participations and assignments, money market instruments, payment-in-kind securities, and derivatives related to or referencing these types of instruments.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the Subadviser to be of comparable quality at the time of investment.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in loan participations and assignments.

The Fund may invest in issuers who are in default at the time of purchase. The Fund is permitted to invest up to 20% of its Investable Assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its principal investments in derivative instruments may include investments in credit default swaps, interest rate swaps and foreign currency forwards contracts, but the Fund may also invest in futures contracts and U.S. Treasury swaps. The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are one or more high yield fixed income instruments or indices that are rated below investment grade.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PGIM Fixed Income Closed-End Funds    189

Other Information (continued)

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2021 Annual Report.

PGIM HIGH YIELD BOND FUND, INC.

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2021 Annual Report that have not been approved by stockholders.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed without stockholder approval.

Investment Policies. Under normal market conditions, the Fund will invest at least 80% of its investable assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board of Directors of the Fund without stockholder approval and after providing holders of Common Stock with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “investable assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred stock, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of Common Stock and preferred stock issued by the Fund.

The Fund’s investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more

PGIM Fixed Income Closed-End Funds    191

Other Information (continued)

high yield fixed income instruments that are rated below investment grade. Such derivative investments are subject to the Fund’s limit of investing up to 20% of its investable assets in derivatives.

The Fund may not invest in municipal debt obligations (except for temporary defensive measures), asset-backed securities (including collateralized debt obligations but excluding collateralized loan obligations), and mortgage-backed securities (including securities issued by the U.S. government and agencies as well as privately). The Fund defines the term “asset-backed security” as a type of pass through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

The Fund may invest in issuers who are in default at the time of purchase.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or, if unrated, are considered by the subadviser to be of comparable quality.

Under normal market conditions, the Fund may invest up to 20% of its investable assets in loan participations and assignments.

The Fund is permitted to invest up to 20% of its investable assets in derivatives but expects to maintain derivatives exposure of below 20% under normal market conditions. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivatives use will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments) and credit-linked notes.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of Common Stock. Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding shares of Common Stock and/or preferred stock, as applicable, for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock and/or preferred stock, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding shares of Common Stock and/or preferred stock, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

PGIM Fixed Income Closed-End Funds    193

Other Information (continued)

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Directors without stockholder approval.

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Charter or By-laws Amendment

There have not been changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders since the Fund’s 2021 Annual Report.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Investment Objective and Policies

There have been no material changes to the investment objectives, policies and restrictions since the Fund’s 2021 Annual Report.

Investment Objective. The Fund’s investment objective is to provide total return, through a combination of current income and capital appreciation. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Investment Policies.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed income instruments that are rated below investment grade, or considered by the Subadviser to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. Under normal market conditions, the Fund will invest at least 80% of its Investable Assets in a diversified portfolio of high yield fixed income instruments that are rated below investment grade with varying maturities and other investments (including derivatives) with similar economic characteristics. This 80% investment policy is a non-fundamental policy and may be changed by the Board without shareholder approval upon providing the Fund’s shareholders with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act. The term “Investable Assets” refers to the total assets of the Fund (including any assets attributable to money borrowed, including as a result of any preferred shares or notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed, including the liquidation preference of any outstanding preferred shares, and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any Common Shares and preferred shares issued by the Fund. Although the Fund may invest in instruments of any duration or maturity, under normal market conditions, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage, of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s

PGIM Fixed Income Closed-End Funds    195

Other Information (continued)

weighted average portfolio duration and/or maturity, however, may be longer at any time or from time to time depending on market conditions.

High yield fixed income instruments that are rated below investment grade (commonly referred to as “junk bonds”) are securities rated Ba1 or lower by Moody’s, BB+ or lower by S&P or Fitch, or comparably rated by another NRSRO, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are considered to have a greater vulnerability to default than higher rated securities.

In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently changed to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Below investment grade securities and comparable unrated securities involve substantial risk of loss and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to high credit risk.

The Fund’s fixed income instruments include bonds, debentures, notes, commercial paper, fixed or variable floating rate instruments, and other similar types of debt instruments, as well as preferred stock, bank loans, participations and assignments, securitized credit investments, structured product securities and related instruments, money market instruments, and derivatives related to or referencing these types of securities and instruments. The Fund may invest in fixed income instruments of companies or governments.

The Fund may invest in junk bonds. Additionally, the Fund may only invest up to 10% of its Investable Assets in high yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO), or considered by the Subadviser to be of comparable quality at the time of investment, unless the Subadviser believes that the financial condition of the issuer or the protection afforded to the particular instruments is stronger than would otherwise be indicated by such low ratings. The Fund may invest in issuers who are in default at the time of purchase. Such instruments are subject to very high credit risk.

Duration is a measure of the sensitivity of the price of a security to changes in interest rates. While there is no limit on the remaining maturity or duration of any individual security in which the Fund may invest, the Fund generally will seek to maintain a weighted average portfolio duration, including the effects of leverage (“weighted average portfolio duration”), of approximately three years or less and a weighted average maturity of approximately five years or less. The Fund’s weighted average portfolio duration or weighted average maturity, however, may be longer at any time or from time to time depending on market conditions. The Fund may use derivatives as part of its duration management strategies.

Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value for every 1% immediate change in interest rates. For example, if a portfolio of fixed income securities has an average duration of four years, its value can be expected to fall about 4% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 4% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign issuers.

Under normal market conditions, the Fund may invest up to 20% of its Investable Assets in fixed income instruments that are rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or are considered by the Subadviser to be of comparable quality.

The Fund is permitted to invest up to 25% of its Investable Assets in derivatives. The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Although the Fund is not limited in the types of derivatives it can use, the Fund currently expects that its derivative instruments will consist primarily of the following instruments and transactions: futures contracts, foreign currency forward contracts, U.S. Treasury swaps, interest rate swaps, credit default swaps on individual securities or groups or indices of securities (including high yield fixed income instruments), options thereon and credit-linked notes. The Fund’s

PGIM Fixed Income Closed-End Funds    197

Other Information (continued)

investments in derivatives will be included under the 80% investment policy noted above so long as the underlying assets of such derivatives are based on one or more high yield fixed income instruments.

Investment Restrictions.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred shares, may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares of beneficial interest (“Common Shares”). Subsequent to the issuance of a class of preferred shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Shares and of preferred shares, voting together as a class, and the approval of a majority of the outstanding shares of preferred shares, voting separately by class. In each case, a majority of the Fund’s outstanding Common Shares and/or preferred shares, as applicable, for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (i) 67% of the Common Shares and/or preferred shares, as applicable, represented at a meeting at which more than 50% of such shares are represented or (ii) more than 50% of the outstanding Common Shares and/or preferred shares, as applicable. The Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”).

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security.

6. Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Make loans, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of credit instruments, including without limitation, bonds, debentures, repurchase agreements, other debt securities or instruments, or bank loans, participations and assignments or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective and strategies.

For purposes of Investment Restriction 5, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, the policy set forth in Investment Restriction 5 will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

For purposes of Investment Restriction 7, the Fund may currently lend up to 33 1/3% of the value of its total assets.

Non-Fundamental Investment Restrictions

Although not fundamental, the Fund has the following additional investment restrictions which may be changed by the Board of Trustees without shareholder approval.

PGIM Fixed Income Closed-End Funds    199

Other Information (continued)

The Fund may not:

1. Invest in securities of other investment companies, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

Compliance with any policy, investment restriction or limitation of the Fund that is expressed as a percentage of assets is determined at the time of investment. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Declaration of Trust or By-laws Amendment

There have not been changes in the Fund’s Declaration of Trust or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders since the Fund’s 2021 Annual Report.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Principal Risk Factors

There have been no material changes to the principal risk factors since each Fund’s 2022 Annual Report.

A Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objective.

The following is a summary description of principal risks of investing in each Fund. Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. Different risks may be more significant at different times depending on market conditions. The order of the below risk factors does not indicate the significance of any particular risk factor.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Cyber Security Risk: Failures or breaches of the electronic systems of the Fund, the Fund’s manager, subadviser and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk

PGIM Fixed Income Closed-End Funds    201

Other Information (continued)

exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common shares through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR

PGIM Fixed Income Closed-End Funds    203

Other Information (continued)

or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Limited Term and Tender Offer Risk (applicable to SDHY only): In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”), the Fund intends to terminate as of the close of business on the ninth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about November 30, 2029 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees (as defined in the Declaration of Trust) then members of the Board (the “75% Requirement”) (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date once for up to six months, which date shall then become the Dissolution Date. Notwithstanding the foregoing, the Board may determine, by a Board Action Vote, to cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each common shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as scheduled. If an Eligible Tender Offer is conducted and the number of properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and cause the Fund to have a perpetual existence. Unless the limited term provision of the Declaration of Trust is amended by the Board and the shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. The Fund generally considers “illiquid securities” to be securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. During the Wind-Down Period, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns

PGIM Fixed Income Closed-End Funds    205

Other Information (continued)

securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date. If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the

Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. Therefore, the Fund’s early disposition of portfolio investments could accelerate the timing of the Fund’s recognition of taxable income and cause the Fund to make taxable distributions to common shareholders earlier than the Fund otherwise would have. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer. The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions of no more than six months in total). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have

PGIM Fixed Income Closed-End Funds    207

Other Information (continued)

a perpetual term. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the Manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade order of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

Risk of Market Price Discount from Net Asset Value: Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities

Portfolio Management

Robert Cignarella, Robert Spano, Ryan Kelly, Brian Clapp, and Michael Gormally of PGIM Fixed Income are primarily responsible for management of each Fund.

PGIM Fixed Income Closed-End Funds    209

Other Information (continued)

The following changes have occurred with respect to each Fund’s portfolio management team since each Fund’s 2021 Annual Report (as previously disclosed in the Funds’ 2022 Semi-Annual Report):

Effective April 1, 2022, Daniel Thorogood retired from each Fund’s portfolio management team and Michael Gormally was added to each Fund’s portfolio management team.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

PGIM GLOBAL HIGH YIELD FUND, INC.

PGIM HIGH YIELD BOND FUND, INC.

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

Dividend Reinvestment Plan

Dividend Reinvestment Plan. Unless a common shareholder of SDHY, or a holder of common stock of ISD or GHY (collectively referred to herein as “common shareholders”) elects to receive cash by contacting Computershare Trust Company, N.A, (the “Plan Administrator”), all dividends declared on common shares of SDHY and common stock of ISD and GHY (collectively referred to herein as “Common Shares”) will be automatically reinvested by the Plan Administrator pursuant to the Funds’ Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. The common shareholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Shares are registered.

Whenever the Funds declare a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price per Common Share plus per share fees (as defined below) is equal to or greater than the NAV per Common Share (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date, provided that, if the NAV per Common Share is less than or equal to 95% of the closing market price per Common Share on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value per Common Share plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per share purchase price paid by the Plan Administrator for Common Shares may exceed the NAV per Common Share, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in shares of Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then

PGIM Fixed Income Closed-End Funds    211

Other Information (continued)

current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her Common Shares, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to Common Shares issued directly by the Funds. However, each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to the fees described in the preceding paragraph.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Funds upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, by calling (toll-free) (800) 451-6788, or through the Plan Administrator’s website www.computershare.com/investor.

PGIM Fixed Income Closed-End Funds    213

Supplemental Proxy Information

An Annual Meeting of Stockholders of PGIM Global High Yield Fund, Inc. was held on March 9, 2022.

At such meeting, stockholders voted with respect to the election of Class I Directors. The results of the voting are as follows:

Election of Directors Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained	BNV

Ellen S. Alberding	28,006,816.000	2,500,487.000	289,743.000	0.000
Stuart S. Parker	29,556,269.000	914,659.000	326,118.000	0.000
Brian K. Reid	29,650,804.000	828,141.000	318,101.000	0.000

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2022. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained	BNV

Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2022	30,291,928.000	90,122.000	414,996.000	0.000

* * *

An Annual Meeting of Stockholders of PGIM High Yield Bond Fund, Inc. was held on March 9, 2022.

At such meeting, stockholders voted with respect to the election of Class I Directors. The results of the voting are as follows:

Election of Directors Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained	BNV

Ellen S. Alberding	24,530,388.000	1,084,352.000	226,507.000	0.000
Stuart S. Parker	25,389,855.000	205,251.000	246,141.000	0.000
Brian K. Reid	25,395,809.000	199,442.000	245,996.000	0.000

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Directors of the Fund.

Also at the meeting, stockholders voted with respect to the ratification of the selection of PricewaterhouseCoopers LLP (PWC) as independent registered public accountants of the Fund for the fiscal year ended July 31, 2022. The results of the voting are as follows:

	Affirmative Votes Cast	Shares Against/Withheld	Abstained	BNV

Ratify the selection of PWC as independent registered public accountants of the Fund for the fiscal year ended July 31, 2022	25,365,424.000	113,687.000	362,136.000	0.000

* * *

An Annual Meeting of Shareholders of PGIM Short Duration High Yield Opportunities Fund was held on April 14, 2022.

At such meeting, stockholders voted with respect to the election of Class I Directors. The results of the voting are as follows:

Election of Trustees Class I	Affirmative Votes Cast	Shares Against/Withheld	Abstained	BNV

Ellen S. Alberding	6,571,538.000	12,142,827.000	137,821.000	0.000
Stuart S. Parker	18,490,060.000	158,834.000	155,326.000	0.000
Brian K. Reid	18,039,396.000	627,986.000	156,092.000	0.000

Ellen S. Alberding, Kevin J. Bannon, Scott E. Benjamin, Barry H. Evans, Keith F. Hartstein, Stuart S. Parker, Brian K. Reid and Grace C. Torres continue to serve in their capacities as Trustees of the Fund.

PGIM Fixed Income Closed-End Funds    215

Management of the Fund (unaudited)

Information about the Directors of PGIM Global High Yield Fund, Inc. (“GHY”) and PGIM High Yield Bond Fund, Inc. (“ISD”) and the Trustees of PGIM Short Duration High Yield Opportunities Fund (“SDHY”) (collectively referred to herein as “Board Members”), and the Officers of the Funds, is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		ISD and GHY: Since 2013 SDHY: Since Fund Inception (Class I)	None.

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		ISD and GHY: Since 2011 SDHY: Since Fund Inception (Class II)	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer –Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

ISD and GHY: Since 2017 SDHY: Since Fund Inception (Class III)

Formerly Director, Manulife Trust Company (2011- 2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005- 2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990- 1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		ISD and GHY: Since 2013 SDHY: Since Fund Inception (Class II)	None.

Brian K Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		ISD and GHY: Since 2018 SDHY: Since Fund Inception (Class I)	None

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999- June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		ISD and GHY: Since 2015 SDHY: Since Fund Inception (Class II)	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.

Visit our website at pgim.com/investments

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute – Board of Governors (since May 2012).

		ISD and GHY: Since 2015 SDHY: Since Fund Inception (Class I)	None.

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		ISD and GHY: Since 2011 SDHY: Since Fund Inception (Class III)	None.

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

Fund Officers(a)
Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Claudia DiGiacomo (1974) Chief Legal Officer	ISD and GHY: Since 2011 SDHY: Since Fund Inception	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Isabelle Sajous (1976) Chief Compliance Officer	ISD, GHY and SDHY: Since 2022	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018- December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Andrew R. French (1962) Secretary	ISD and GHY: Since 2011 SDHY: Since Fund Inception	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Melissa Gonzalez (1980) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014- September 2018) of Prudential.

Debra Rubano (1975) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010- 2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Visit our website at pgim.com/investments

Fund Officers(a)

Name, Year of Birth and Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Patrick E. McGuinness (1986) Assistant Secretary	ISD and GHY: Since 2020 SDHY: Since Fund Inception	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Christian J. Kelly (1975) Treasurer & Principal Financial and Accounting Officer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Elyse M. McLaughlin (1974) Assistant Treasurer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Lana Lomuti (1967) Assistant Treasurer	ISD and GHY: Since 2014 SDHY: Since Fund Inception	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.

Russ Shupak (1973) Assistant Treasurer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.

Deborah Conway (1969) Assistant Treasurer	ISD and GHY: Since 2019 SDHY: Since Fund Inception	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Board Members of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.

•

The Board of Directors/Trustees are divided into three classes, each of which has three-year terms. Class I term expires in 2025, Class II term expires in 2023 and Class III term expires in 2024. Officers are generally elected by the Board to one-year terms.

PGIM Fixed Income Closed-End Funds

Management of the Fund (continued)

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, The Prudential Variable Contract Accounts, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•   As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

Approval of Advisory Agreements (unaudited)

PGIM High Yield Bond Fund, Inc.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information

Visit our website at pgim.com/investments

pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile
•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global High Yield Fund, Inc.

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global High Yield Fund, Inc. (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investment’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible

Visit our website at pgim.com/investments

for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total

Visit our website at pgim.com/investments

expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Opportunities Fund

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Short Duration High Yield Opportunities Fund (the “Fund”) consists of eight individuals, six of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, two Investment Committees, the Compliance Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). PGIM Fixed Income and PGIML are collectively referred to herein as the “subadviser.” In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such

Visit our website at pgim.com/investments

other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were

Visit our website at pgim.com/investments

consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2021. The Board considered that the Fund commenced operations on November 25, 2020 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund underperformed its benchmark index over the one-year period.

•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.

PGIM Fixed Income Closed-End Funds

Approval of Advisory Agreements (continued)

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at pgim.com/investments

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information from you, such as when you fill out applications and other forms, when you visit or enter personal details on our websites, when you respond to our emails, and when you provide information over the telephone. We also collect personal information that others give us about you. Collectively, this personal information includes, for example:

•	Name
•	address, email address, telephone number, and other contact information
•	employment and occupation, demographic, income, and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees
•	video and audio recordings, and biometric data
•	information gathered from your internet or network activity

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	data analytics, modeling, and the deployment of automated tools
•	marketing products and services of Prudential and other companies in which you may be interested
•	detecting and preventing identity theft, fraud, or misuse of your accounts
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you, administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout

•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Rock Investment Advisors LLC; PGIM Quantitative Solutions LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; Prudential Capital Partners, L.P.; PGIM Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, PEP, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC; Assurance Intelligence, LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2022

∎ MAIL Computershare P.O. Box 43078 Providence, RI 02940-3078	∎ MAIL (OVERNIGHT) Computershare 150 Royall Street Suite 101 Canton, MA 02021	∎ TELEPHONE (800) 451-6788 ∎ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors or Trustees (as applicable) of each Fund has delegated to the Fund’s subadviser(s) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS/TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Barry H. Evans ● Keith F. Hartstein ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ●Isabelle Sajous, Chief Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ●Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ●Elyse McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISER(S)	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited (SDHY only)	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Computershare Trust Company, N.A.	P.O. Box 43078 Providence, RI 02940-3078
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS/TRUSTEES
Shareholders can communicate directly with the Board of Directors or Trustees (as applicable) by writing to the Chair of the Board, PGIM Global High Yield Fund Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund, PGIM Investments, Attn: Board of Directors or Trustees (as applicable), 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director/Trustee by writing to that Director/Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Funds have also included the certifications of the Funds’ Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Funds’ Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares at market prices.

PGIM FIXED INCOME CLOSED-END FUNDS

Fund	NYSE	CUSIP
PGIM Global High Yield Fund, Inc.	GHY	69346J106
PGIM High Yield Bond Fund, Inc.	ISD	69346H100
PGIM Short Duration High Yield Opportunities Fund	SDHY	69355J104

PICE1000E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $47,350 and $47,350, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal years ended July 31, 2022 and July 31, 2021, fees of $0 and $4,938 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(d) All Other Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2022	Fiscal Year Ended July 31, 2021

4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2022 and July 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Grace C. Torres (chair), Brian K. Reid, and Keith F. Hartstein.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

PGIM Fixed Income’s policy is to vote proxies in the best economic interest of its clients. In the case of pooled accounts, the policy is to vote proxies in the best economic interest of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best economic interest of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best economic interest of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of July 31, 2022, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in

Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, opportunistic capital and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Prior to joining the firm in 2002, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2022.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Fund Ownership

Robert Cignarella, CFA	12 / $32,386,621,587	8 / $6,623,991,190	43 / $15,494,540,323	$100,001 - $500,000

	0 / $0	1 / $179,014,285	4 / $1,139,069,842

Brian Clapp, CFA	11 / 28,359,291,018	8 / $6,623,991,190	43 / $15,494,540,323	None

	0 / $0	1 / $179,014,285	4 / $1,139,069,842

Michael Gormally	11 / 28,359,291,018	8 / $6,623,991,190	43 / $15,494,540,323	None

	0 / $0	1 / $179,014,285	4 / $1,139,069,842

Ryan Kelly, CFA	11 / 28,359,291,018	8 / $6,623,991,190	43 / $15,494,540,323	None

	0 / $0	2 / $231,425,602	4 / $1,139,069,842

Robert Spano, CFA, CPA	11 / 28,359,291,018	8 / $6,623,991,190	43 / $15,494,540,323	$50,001 - $100,000

	0 / $0	1 / $179,014,285	4 / $1,139,069,842

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

●	business initiatives;

●	the number of investment professionals receiving a bonus and related peer group compensation;

●	financial metrics of the business relative to those of appropriate peer groups; and

●	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies composite or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time (as applicable) based on the performance of either (i) a composite of particular alternative investment strategies or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM

Fixed Income seeks to address such conflicts through one or more of the following methods:

-	elimination of the conflict;
-	disclosure of the conflict; or
-	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●

Performance Fees – PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

●

Affiliated accounts – PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income have an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.

●

Larger accounts/higher fee strategies – larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).

●

Long only and long/short accounts – PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells, a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.

●

Securities of the same kind or class – PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or determine not to trade such securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.

●

Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

●

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing conflicts of interest will be resolved or managed on a case-by-case basis. Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

●

Financial interests of investment professionals—PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.

●

Non-discretionary/limited discretion accounts—PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●

Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; (iv) portfolio turnover; (v) and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●

PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

●

Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

●

Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income currently has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

●

Conflicts Related to Co-investment by Affiliates.    PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

●

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

●

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

●

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

●

Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

●	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

●

PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts but at different levels in the capital structure. For example:

●

Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

●

To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●

Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors, or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

●

At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

●

In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to (i) invest in, (ii) divest securities of or (iii) share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients).

●

PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

●

PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

●	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;

●	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;

●	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and

●	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, separately managed account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending and Reverse Repurchase Fees.

When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended one or both of our co-chief investment officers, by the head quantitative analysis and risk management group or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients.

This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Global High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 16, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 16, 2022